As filed with the Securities and Exchange Commission on December 21, 1999
                                               Securities Act File No. 002-91302
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                           Pre-Effective Amendment No. __

                          Post-Effective Amendment No. __

                 PILGRIM GOVERNMENT SECURITIES INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             40 North Central Avenue, Suite 1200, Phoenix, AZ 85004
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 992-0180
                  (Registrant's Area Code and Telephone Number)

                             James M. Hennessy, Esq.
                            Pilgrim Investments, Inc.
                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                     (Name and Address of Agent for Service)

                                 With copies to:
                             Jeffrey S. Puretz, Esq.
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                             Washington, D.C. 20006

                                   ----------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------
    It is proposed that this filing will become effective on January 20, 2000 pursuant to Rule 488 under the Securities Act of 1933.
--------------------------------------------------------------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

================================================================================

                       Pilgrim Government Securities Fund
                                       and
                    Pilgrim Government Securities Income Fund
                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                                 (800) 992-0180

                                                                February 8, 2000

Dear Shareholder:

     Your Board of Trustees/Directors has called a Special Meeting of Shareholders of the Pilgrim Government Securities Fund (formerly, the Northstar Government Securities Fund) and the Pilgrim Government Securities Income Fund (the "Funds"), as applicable, each to be held at 10:00 a.m., local time, on March 24, 2000 at 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004.

     The Board of Trustees of the Pilgrim Government Securities Fund and the Board of Directors of the Pilgrim Government Securities Income Fund each have approved a reorganization of the Pilgrim Government Securities Fund into the Pilgrim Government Securities Income Fund, which is managed by Pilgrim Investments, Inc. and is part of the Pilgrim group of funds (the "Reorganization"). The Pilgrim Government Securities Income Fund has investment objectives and policies that are similar in many respects to those of Pilgrim
Government Securities Fund. The Reorganization is expected to result in operating expenses that are lower for shareholders.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the Funds for your evaluation.

     After careful consideration, the Board of Trustees of the Pilgrim Government Securities Fund and the Board of Directors of the Pilgrim Government Securities Income Fund each unanimously approved this proposal and recommended shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the applicable Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN MARCH 23, 2000.

     The Funds are using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meetings approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        Robert W. Stallings
                                        President

                       Pilgrim Government Securities Fund
                                       and
                    Pilgrim Government Securities Income Fund
                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                                 (800) 992-0180

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS OF
                       PILGRIM GOVERNMENT SECURITIES FUND
                                       AND
                    PILGRIM GOVERNMENT SECURITIES INCOME FUND
                          TO BE HELD ON MARCH 24, 2000

To the Shareholders:

     Special Meetings of Shareholders of the Pilgrim Government Securities Fund (formerly, Northstar Government Securities Fund) and the Pilgrim Government Securities Income Fund will be held on March 24, 2000 at 10:00 a.m., local time, at 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004.

     The purposes of the Special Meeting of the Pilgrim Government Securities Fund are as follows:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Pilgrim Government Securities Fund by Pilgrim Government Securities Income Fund; and

2. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

     The purposes of the Special Meeting of the Pilgrim Government Securities Income Fund are as follows:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Pilgrim Government Securities Fund by the Pilgrim Government Securities Income Fund; and

2. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournment thereof.

     Shareholders of record at the close of business on January 24, 2000 are entitled to notice of, and to vote at, their respective meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend your meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at your meeting, you may change your vote, if desired, at that time.

                             By Order of the Board of Trustees/Directors


                             James M. Hennessy,
                             Secretary

February 8, 2000

                                TABLE OF CONTENTS


INTRODUCTION................................................................   1

SUMMARY.....................................................................   3

INVESTMENT OBJECTIVES AND POLICIES..........................................   5

          Comparison of Objectives and Primary Investment Strategies........   5
          Comparison of Portfolio Characteristics...........................   7
          Relative Performance..............................................   8
          Comparison of Risks Involved in Investing in the Funds............   8
          Comparison of Securities and Investment Techniques................   9

COMPARISON OF FEES AND EXPENSES.............................................  14

          Annual Fund Operating Expenses....................................  15
          Expense Limitation Arrangements...................................  16
          Transaction Fees on New Investments...............................  17

ADDITIONAL INFORMATION ABOUT PILGRIM GSIF...................................  18

          Investment Personnel..............................................  18
          Performance of the Pilgrim GSIF...................................  19

INFORMATION ABOUT THE REORGANIZATION........................................  21

ADDITIONAL INFORMATION ABOUT THE FUNDS......................................  24

GENERAL INFORMATION.........................................................  25

APPENDIX A.................................................................. A-1

APPENDIX B.................................................................. B-1

APPENDIX C.................................................................. C-1


APPENDIX D.................................................................. D-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                 MARCH 24, 2000

                       PILGRIM GOVERNMENT SECURITIES FUND
                 (formerly Northstar Government Securities Fund)

                       relating to the reorganization into

                    PILGRIM GOVERNMENT SECURITIES INCOME FUND

                           (COLLECTIVELY, THE "FUNDS")

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all of the assets and liabilities of Pilgrim Government Securities Fund (formerly Northstar Government Securities Fund) ("Government Securities Fund") to Pilgrim Government Securities Income Fund ("Pilgrim GSIF") in exchange for shares of Pilgrim GSIF (the "Reorganization"). Government Securities Fund would then distribute to you your portion of the shares of Pilgrim GSIF it received in the Reorganization. The result would be a liquidation of Government Securities Fund. You would receive shares of the Pilgrim GSIF having an aggregate value equal to the aggregate value of the shares of Government Securities Fund held by you as of the close of business on the business day preceding the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions would be accomplished.

     Because you, as a shareholder of Government Securities Fund are being asked to approve a transaction that will result in your holding shares of Pilgrim GSIF, this Proxy Statement also serves as a Prospectus for Pilgrim GSIF.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Pilgrim GSIF that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the Prospectus (the "Pilgrim Prospectus") and the Statement of Additional Information for Pilgrim group of funds dated January 4, 2000, each of which may be obtained, without charge, by calling (800) 992-0180. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for Pilgrim GSIF dated June 30, 1999, which covers Classes A, B and C, is included herewith and is incorporated herein by reference. You may receive a copy of the most recent annual report for either of the Funds and a copy of any more recent semi-annual report, without charge, by calling (800) 992-0180.

     You may also obtain proxy materials, reports and other information filed by Pilgrim GSIF from the SEC's Public Reference Room (1-800-SEC-0330) or from the SEC's internet website at www.sec.gov.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Pilgrim Prospectus and the Agreement and Plan of Reorganization, which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION

     On November 16, 1999, the Board of Trustees of Government Securities Fund and the Board of Directors of Pilgrim GSIF each approved an Agreement and Plan of Reorganization (the "Reorganization Agreement"). Subject to shareholder approval of both Funds, the Reorganization Agreement provides for:

     * the transfer of all of the assets of Government Securities Fund to Pilgrim GSIF, in exchange for shares of Pilgrim GSIF;

     * the assumption by Pilgrim GSIF of all of the liabilities of Government Securities Fund;

     * the distribution of the Pilgrim GSIF to the shareholders of Government Securities Fund; and

     *    complete    liquidation   of   Government    Securities    Fund   (the
          "Reorganizaton").

     The Reorganization is expected to be effective upon the opening of business on March 27, 2000, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of Class A, Class B, Class C and Class T shares of Government Securities Fund would become a shareholder of the same Class of Pilgrim GSIF. Each shareholder would hold, immediately after the Closing, shares of each Class of Pilgrim GSIF having an aggregate value equal to the aggregate value of the shares of that same Class of Government Securities Fund held by that shareholder as of the close of business on the business day preceding the Closing.

     The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two substantially similar mutual funds within the same group of funds. Shareholders in Government Securities Fund (as well as those in Pilgrim GSIF) are expected to benefit from the elimination of this duplication and from the larger asset base that will result from the Reorganization.

     Approval of the Reorganization  Agreement requires the affirmative vote of:
(i) a majority of the outstanding shares of Government Securities Fund and (ii) a majority of the outstanding shares of Pilgrim GSIF.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF GOVERNMENT SECURITIES FUND AND THE BOARD OF DIRECTORS OF PILGRIM GSIF EACH UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. EACH BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

     In considering whether to approve the Reorganization, you should note that:

     * Government Securities Fund and Pilgrim GSIF have substantially the same investment objectives and policies. Government Securities Fund seeks high current income and conservation of principal. Pilgrim GSIF seeks high current income, consistent with liquidity and preservation of capital. Each of the Funds primarily invests in securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities.

     * The proposed Reorganization offers actual or potential reductions in total operating expenses for shareholders of each of the Funds. Combining the Funds should lower expenses because of economies of scale realized from a larger asset base. This chart compares the current operating expenses, management fees, and distribution and shareholder service fees of the Funds.

                             Operating           Management        Distribution and
                            Expenses(3)            Fees(4)        Shareholders Fees(4)
                    --------------------------   -----------   --------------------------
Class of Shares       A      B      C      T     All Classes     A      B      C      T
                    --------------------------   -----------   --------------------------
Pilgrim GSIF(1)     1.40%  2.15%  2.15%   N/A       0.50%      0.25%  1.00%  1.00%   N/A

Government
Securities Fund(2)
  * before waiver   1.35%  2.06%  2.12%  1.69%      0.65%      0.30%  1.00%  1.00%  0.65%
  * after waiver    1.20%  1.91%  1.97%  1.54%      0.50%      0.30%  1.00%  1.00%  0.65%

----------
     (1) Pilgrim Investments limits the expenses of Pilgrim GSIF pursuant to the terms of the Investment Management Agreement see "Comparison of Fees and Expenses - Expense Limitation Arrangements" for more information.
     (2) The "after waiver" Operating Expenses and Management Fees for the Government Securities Fund reflect a voluntary management fee waiver of 0.15%.
     (3) Operating Expenses are expressed as a ratio of expenses to average daily net assets ("expense ratio") based on the one-year period ending June 30, 1999.
     (4)  Fees are expressed as an annual rate of average daily net assets.

     This  chart   shows  an  estimate   of  the  likely   expenses   after  the
Reorganization.

                             Operating           Management        Distribution and
                             Expenses               Fees           Shareholders Fees
                    --------------------------   -----------   --------------------------
Class of Shares       A      B      C      T     All Classes     A      B      C      T
                    --------------------------   -----------   --------------------------
Combined Funds
(pro forma)         1.07%  1.82%  1.82%   1.47%     0.50%      0.25%  1.00%  1.00%   0.65%

* An expense limitation arrangement is in place for Pilgrim GSIF, under which Pilgrim Investments limits the ordinary operating expenses borne by the Fund. The expense limitation arrangement is described below in the section "Expense Limitation Arrangements" and under the table "Annual Fund Operating Expenses." The current expense limitation agreement for Pilgrim GSIF will terminate only with the termination or amendment of the advisory contract with Pilgrim Investments.

*    The current sales load structure for the Funds is identical.

For further information on fees and expenses, see "Comparison of Fees and Expenses."

* The Funds have affiliated management. Pilgrim Investments, Inc. ("Pilgrim Investments"), 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the investment manager to Pilgrim GSIF. Pilgrim Advisors, Inc. ("Pilgrim Advisors"), (formally Northstar Investment Management Corporation), 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the investment manager for Government Securities Fund. Both are affiliated subsidiaries of the same holding company, ReliaStar Financial Corp. Because these firms share investment resources, the investment personnel who manage the Funds currently are the same.

PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION

     The purchase, redemption and exchange provisions and privileges for Government Securities Fund and Pilgrim GSIF are currently the same. Prior to November 1, 1999, there were differences in these provisions, including differences in sales loads. As a result, the contingent deferred sales load structure of the Government Securities Fund shares held by you prior to November 1, 1999, will apply to the Pilgrim GSIF shares issued to you in the Reorganization. In addition, you will receive credit for the period that you held your Government Securities Fund shares for purposes of calculating any contingent deferred sales charges and determining conversion rights with regard to Pilgrim GSIF shares you acquire in the Reorganization. Similar to Class B shares of Government Securities Fund, Class B shares of Pilgrim GSIF will convert to Class A eight years after their purchase date.

     Purchases of shares of Pilgrim GSIF after the Reorganization will be subject to the sales load structure and conversion characteristics of Pilgrim GSIF. For additional information on purchase, redemption and exchange procedures see "Comparison of Fees and Expenses" and "Appendix B - Additional Information Regarding Pilgrim GSIF."

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

     The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). As such you will not recognize gain or loss as a result of the Reorganization. See "Information About The Reorganization - Tax Considerations."

                       INVESTMENT OBJECTIVES AND POLICIES

COMPARISON OF OBJECTIVES AND PRIMARY INVESTMENT STRATEGIES

     The investment objectives, policies and restrictions of the Funds are substantially similar, although there are certain differences. There can be no assurance that either Fund will achieve its stated objective.

INVESTMENT OBJECTIVE

     Government Securities Fund and Pilgrim GSIF have substantially the same investment objectives and policies.

     * Government Securities Fund seeks high current income and conservation of principal.

     * Pilgrim GSIF seeks high current income, consistent with liquidity and preservation of capital.

PRIMARY INVESTMENT STRATEGIES

     * Both of the Funds primarily invest in securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities.

     PILGRIM GSIF

     * Generally, Pilgrim GSIF normally invests at least 70% of its total assets in securities issued or guaranteed by the U.S. Government and the following agencies or instrumentalities of the U.S. Government: the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC").

     * Such securities include direct obligations of the U.S. Treasury and mortgage-backed securities. Pilgrim GSIF may fall below the 70% threshold due to changes in the value of the Pilgrim GSIF's holdings or the sale of securities to meet redemptions, in which case the Pilgrim GSIF will purchase only U.S. Government securities until the 70% level is restored.

     * The remainder of Pilgrim GSIF's assets may be invested in securities issued by other agencies and instrumentalities of the U.S. Government and in instruments collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Pilgrim GSIF's adviser determines the composition of the Pilgrim GSIF's portfolio on the basis of its judgment of existing market conditions, such as the general direction of interest rates, trends in creditworthiness, expected inflation, supply and demand of fixed income securities, and other factors.

     GOVERNMENT SECURITIES FUND

     * Under normal conditions, Government Securities Fund holds at least 65% of its total assets in securities supported by the full faith and credit of the U.S. government.

     * The Pilgrim Government Securities Fund will not invest more than 20% of its assets in securities issued by a single instrumentality or agency not supported by the full faith and credit of the U.S. government.

OTHER INVESTMENT STRATEGIES

     * Pilgrim GSIF may enter into reverse repurchase agreements, dollar roll transactions or pairing off transactions.

     *    Pilgrim GSIF does not invest in highly leveraged derivatives,  such as
          swaps,   interest-only  or  principal-only  stripped   mortgage-backed
          securities, or interest rate futures contracts.

     * Government Securities Fund may invest in mortgage-backed, zero coupon and other securities, including derivatives.

DURATION

     * Pilgrim GSIF may invest in securities of any maturity; however, the Fund is expected to have a dollar-weighted average duration within a range of 20% above or below that of the Lehman Intermediate Treasury Index. As of June 30, 1999, the dollar-weighted average duration of the Lehman Intermediate Treasury Index was 3.06 years.

     * Government Securities Fund, depending on interest rates and market opportunities, invests in U.S. government securities that generally have short and intermediate terms to maturity. The average duration of Government Securities Fund will generally be three to four years.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of Government Securities Fund that were transferred to Pilgrim GSIF in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Pilgrim GSIF, and the realization of taxable gains or losses.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 1999:

                                   PILGRIM GSIF      GOVERNMENT SECURITIES FUND
                                   ------------      --------------------------
Net Assets                          $34,242,820              $98,888,680

Number of Holdings                      75                       24

Average Credit Quality                  AAA                      AAA

Portfolio Turnover Rate
  (12 months ended 6/30/99)             58%                      40%

As a percentage of net assets:
*  Treasury bonds, bills and
   notes                               8.5%                     0.0%

*  Mortgage-Related Securities        90.0%                    96.8%

*  U.S. Gov. Securities not
   backed by full faith and
   credit                             62.5%                    35.9%

*  Corporate Debt                      0.0%                     0.0%

*  Short-term Investments             4.60%                    2.20%

*  Others Assets and
   Liabilities, net                  (3.10%)                   0.80%

Top 10 Holdings         GNMA 6.50%, due          12.8%    FNMA 6.50%, due  18.6%
(as a % of net assets)  2/15/26                           11/01/13
                        FHLMC 7.01%, due          9.5%    GNMA 7.00%, due  15.2%
                          7/11/07                         10/20/28
                        FNMA 6.50%, due           8.4%    GNMA 7.00%, due   9.1%
                         10/01/28                           9/20/28
                        FNMA 6.50%, due           8.3%    GNMA 7.00%, due   8.5%
                          12/01/28                          12/15/28
                        FNMA 7.50%, due           7.4%    GNMA 7.50%, due   8.1%
                          5/01/28                           12/15/28
                        FNMA 10.50%, due          3.1%    GNMA 7.50%, due   7.1%
                          1/20/21                           10/15/28
                        US Treasury Bond 4.875%,  2.9%    FHLMC 6.50%, due  5.7%
                          3/31/01                           9/15/24
                        FNMA 5.64%, due           2.8%    FNMA 9.00%, due   4.6%
                          12/10/08                          6/01/07
                        FNMA 11.25%, due          2.7%    FNMA 8.50%, due   4.1%
                          2/15/16                           11/01/09
                        US Treasury Bond, 5.25%,  2.7%    GNMA 7.00%, due   3.8%
                          2/15/29                ----       2/15/26        ----
                                                 60.6%                     84.8%

RELATIVE PERFORMANCE

     The following table shows, for each calendar year since 1989, the average annual total return for (a) Class A shares of Pilgrim GSIF, (b) Class A and Class T shares of Government Securities Fund, as outlined below in footnote 2,
(c) the Lehman Government/Mortgage Index, and (d) the Lehman Intermediate Treasury Index. Performance of the Funds does not reflect the deduction of sales loads in the table below. The Lehman Government/Mortgage Index and the Lehman Intermediate Treasury Index have an inherent performance advantage over the Funds, since they have no cash in their portfolios, and incur no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

                                                      LEHMAN           LEHMAN
                                    GOVERNMENT      GOVERNMENT/     INTERMEDIATE
CALENDAR YEAR/                      SECURITIES       MORTGAGE         TREASURY
PERIOD ENDED       PILGRIM GSIF       FUND(2)        INDEX(3)         INDEX(4)
------------       ------------       -------        --------         --------
  12/31/89            12.92%          11.73%          14.60%            12.69%
  12/31/90             8.03%           8.57%          10.73%             9.45%
  12/31/91            11.90%          14.73%          15.71%            14.10%
  12/31/92             7.46%           9.77%           6.96%             6.95%
  12/31/93             4.71%          18.48%           6.84%             8.22%
  12/31/94            (3.61)%         (9.82)%         (1.61)%           (1.76)%
  12/31/95            14.51%          22.90%          16.80%            14.42%
  12/31/96             2.56%           0.57%           5.35%             3.98%
  12/31/97             7.85%           7.46%           9.49%             7.69%
  12/31/98             5.61%           5.27%           6.98%             8.62%
  09/30/99(1)         (0.88)%         (1.53)%          1.47%             0.52%

----------
(1)  Not annualized.
(2) Performance for the periods 1989 through 1995 are based upon the performance of the Class T shares of the Fund. Performance for the periods 1996 through 1999 are based upon the performance of the Class A shares of the Fund, which commenced operations on June 5, 1995.
(3) The Lehman Government/Mortgage Index is comprised of debt securities issued by the U.S. Government, its agencies and instrumentalities, as well as mortgage pass-through instruments issued by FNMA, FHLMC and GNMA.
(4) The Lehman Intermediate Treasury Index is comprised solely of U.S. Treasuries with maturities of under ten years.

COMPARISON OF RISKS INVOLVED IN INVESTING IN THE FUNDS

     Because the Funds share similar investment objectives and policies, the risks of an investment in the Funds are substantially similar. The principal risk of an investment in either Fund is fluctuation in the net asset value of the Fund's shares. Market conditions, investment policies, portfolio management, and other factors affect such fluctuations.

     Both Funds are subject to risks associated with investing in debt securities, including changes in interest rates, credit risks, prepayment risks, and risks of using derivatives, as described below.

* The value of each Fund's investments may fall when interest rates rise. Each of the Funds may be sensitive to interest rates because they primarily invest in U.S. government securities with short and intermediate terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

* Either Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Generally, both Funds normally are subject to less credit risks than income funds that emphasize corporate bonds because both Funds principally invest in debt securities issued or guaranteed by the U.S. government, its agencies and government sponsored enterprises. However, obligations of some U.S. government agencies, such as FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

* Each of the Funds may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, both Funds will be forced to reinvest this money at lower yields.

* Each of the Funds may invest in mortgage-related securities which may be considered derivatives. These types of derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of these derivatives may reduce returns for the Funds.

COMPARISON OF SECURITIES AND INVESTMENT TECHNIQUES

     The following is a summary of the types of securities in which the Funds may invest and strategies the Funds may employ in pursuit of their investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in either of the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. Government securities. U.S. Government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. While U.S. Government securities provide substantial protection against credit risk, they do not protect investors against price declines in the securities due to changing interest rates. Additionally, obligations of some U.S. Government agencies, such as FNMA and FHLMC, are not backed by the full faith and credit of the U.S. Government, and are subject to somewhat greater credit risk than direct obligations of the U.S. Treasury.

U.S. GOVERNMENT AGENCY MORTGAGE-RELATED SECURITIES

     Each Fund may invest in U.S. Government Agency mortgage-related securities. Like other fixed income securities, when interest rates rise, the value of these mortgage-backed security generally will decline, and may decline more rapidly as the underlying mortgages are less likely to be prepaid; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The mortgage loans underlying a mortgage-backed security will be subject to normal principal amortization, and may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan, or foreclosure. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages may increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Further, during periods that interest rates are low, prepaid amounts would be reinvested in low-yielding instruments.

RESTRICTED AND ILLIQUID SECURITIES

     Both the Pilgrim GSIF and the Government Securities Fund may invest up to 15% of their net assets in illiquid securities, which do not include restricted securities that are readily marketable. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which it is carried. Illiquidity might prevent the sale of the security at a time when the adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without registration with the SEC by certain institutional investors known as "qualified institutional buyers." For both Funds, restricted securities could be treated as liquid. Restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

USE OF DERIVATIVES

     Derivative instruments are securities that derive their value from the performance of an underlying asset, usually take the form of a contract to buy or sell an asset or commodity either now or in the future, but mortgage and other asset-backed securities may also be considered derivatives. Other types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Each of the Funds may invest in derivatives instruments. Pilgrim GSIF may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The risks of these instruments is described above. However, Pilgrim GSIF may not invest in highly leveraged derivatives, such as swaps, interest-only or principal-only stripped mortgage-backed securities or interest rate futures contracts.

     Derivatives in which Government Securities Fund may invest can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. SEE ALSO "Interest Rate Futures" below.

INTEREST RATE FUTURES

     Pilgrim GSIF may not invest in futures contracts. Government Securities Fund may invest in financial futures contracts, including interest rate futures. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the U.S. Government securities called for in the contract at a specified future time and at a specified price. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

FLOATING OR VARIABLE RATE INSTRUMENTS

     Both Funds may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.).

LENDING PORTFOLIO SECURITIES

     To generate additional income, both Funds may lend portfolio securities in an amount up to 33-1/3% of total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

BORROWING

     Both Funds may borrow money from banks solely for temporary or emergency purposes. Government Securities Fund may not borrow in an amount exceeding one-third of the value of its total assets. Pilgrim GSIF may not borrow in an amount in excess of 10% of the value of its total assets. For Pilgrim GSIF, no additional investment may be made while any such borrowings are in excess of 5% of total assets. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Pilgrim GSIF may not invest in loan participations and loan assignments. Government Securities Fund may invest in loan participations and loan assignments. Generally, there is no liquid market for such instruments. The lack of a liquid secondary market may have an adverse impact on the value of such securities and Government Securities Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of the Fund's shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for Government Securities Fund to value these securities for purposes of calculating its net asset value.

     Loan participations and assignments are also subject to the credit risk of nonpayment of scheduled interest or principal payments. Issuers of these instruments tend to be companies that have either issued debt securities that are rated lower than investment grade, I.E., rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. In the event a borrower fails to pay scheduled interest or principal payments on a loan participation or assignment held by the Fund, that Fund could experience a reduction in its income and a decline in the market value of the loan participation or assignment, and may experience a decline in the NAV of the Fund's shares or the amount of its dividends. Further, the liquidation of the collateral underlying an assignment (to which the Fund may have certain rights) may not satisfy the borrower's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

     Both Funds may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the particular Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time a Fund enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements may be considered a form of borrowing, and together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     Both Funds may enter into dollar roll transactions, which involve the sale by the particular Fund with an agreement that the Fund will repurchase substantially similar securities at an agreed upon price and date. Dollar roll transactions may be used, in part, to manage prepayment risks with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the mortgage securities that are repurchased may bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When either Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date.

     Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a loss of principal.

ZERO COUPON SECURITIES

     Pilgrim GSIF may not invest in zero coupon securities. Government Securities Fund may invest in zero coupon securities, including zero coupon Treasury securities which consist of Treasury bills or stripped interest or principal components of U.S. Treasury bonds or notes. Zero coupon securities are sold at a discount (usually substantial) and redeemed at face value at their maturity date without interim cash payments of interest or principal. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

                         COMPARISON OF FEES AND EXPENSES

     The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds. It is expected that combining the Funds will allow shareholders to realize economies of scale. For further information on the fees and expenses of Pilgrim GSIF, see "Appendix B Additional Information Regarding Pilgrim Government Securities Income Fund."

OPERATING EXPENSES

     The operating expenses of Government Securities Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio") currently are lower than those of Pilgrim GSIF.

* After a voluntary management fee waiver by Pilgrim Advisors, the net expenses for the Class A, Class B and Class C shares of Government Securities Fund for the year ending June 30, 1999, are lower by 0.20%, 0.24% and 0.18%, respectively, than those of the same classes of Pilgrim GSIF.

* After a voluntary management fee waiver by Pilgrim Advisors, the management fee for the Government Securities Fund for the year ending June 30, 1999 was the same as the management fee for Pilgrim GSIF.

* The fees for distribution and shareholder servicing for Pilgrim GSIF are the same as Government Securities Fund, with the exception of Class A which are 0.05% lower for Pilgrim GSIF.

     It is expected that combining the Funds will lower operating expenses to a level cheaper than the operating expenses of either Fund prior to the Reorganization. For more information, see estimated PRO FORMA expenses in the table, "Annual Fund Operating Expenses."

     An expense limitation arrangement is in place for Pilgrim GSIF, under which Pilgrim Investments limits the ordinary operating expenses borne by the Fund. The expense limitation arrangement is described below in the section "Expense Limitation Arrangements" and under the table "Annual Fund Operating Expenses." The current expense limitation agreement for Pilgrim GSIF will terminate only with the termination or amendment of the advisory contract with Pilgrim Investments.

     The current expenses of each Fund and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the year ending June 30, 1999. PRO FORMA fees show estimated fees of Pilgrim GSIF after giving effect to the proposed reorganization. PRO FORMA numbers are estimated in good faith and are hypothetical.

                         ANNUAL FUND OPERATING EXPENSES
                  (expenses that are deducted from Fund assets,
          shown as a ratio of expenses to average daily net assets)(1)

                                           DISTRIBUTION
                                                AND
                                            SHAREHOLDER              TOTAL FUND  FEE WAIVER
                              MANAGEMENT     SERVICING      OTHER     OPERATING      BY       NET FUND
                                 FEES     (12b-1) FEES(2)  EXPENSES   EXPENSES   ADVISER(3)  EXPENSES(3)
                              ----------  ---------------  --------   --------   ----------  -----------
CLASS A
Pilgrim GSIF                     0.50%         0.25%        0.65%       1.40%        --         1.40%
Government Securities Fund       0.65%         0.30%        0.40%       1.35%        --          --
Pro Forma                        0.50%         0.25%        0.32%       1.07%        --         1.07%
CLASS B
Pilgrim GSIF                     0.50%         1.00%        0.65%       2.15%        --         2.15%
Government Securities Fund       0.65%         1.00%        0.41%       2.06%        --          --
Pro Forma                        0.50%         1.00%        0.32%       1.82%        --         1.82%
CLASS C
Pilgrim GSIF                     0.50%         1.00%        0.65%       2.15%        --         2.15%
Government Securities Fund       0.65%         1.00%        0.47%       2.12%        --          --
Pro Forma                        0.50%         1.00%        0.32%       1.82%        --         1.82%
CLASS T
Pilgrim GSIF                      N/A           N/A          N/A         N/A         N/A         N/A
Government Securities Fund       0.65%         0.65%        0.39%       1.69%        --          --
Pro Forma                        0.50%         0.65%        0.32%       1.47%        --         1.47%

----------
(1) Pilgrim GSIF's fiscal year ends on June 30, while Government Securities Fund's fiscal year ends on December 31. To compare the expenses of the two Funds, expenses are shown for each Fund, and on a pro forma basis, based upon expenses incurred by each Fund for the 12 months ended June 30, 1999.
(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. (NASD).
(3) Pursuant to the terms of the Investment Management Agreement, Pilgrim Investments will reimburse Pilgrim GSIF to the extent that total Fund operating expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and distribution fees in excess of 0.25%, exceed 1.50% of the Fund's average daily net asset value on the first $40 million in net assets and 1.00% of average daily net assets in excess of $40 million. This reimbursement policy cannot be changed unless the Investment Management Agreement is amended, which would require shareholder approval. Figures for the Government Securities Fund are before a voluntary management fee waiver by Pilgrim Advisors of 0.15%. After that waiver, the management fee was 0.50% and the net fund expenses were 1.20% for Class A, 1.91% for Class B, 1.97% for Class C and 1.54% for Class T.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Funds and in the combined Funds on a PRO FORMA basis. The example assumes that you invest $10,000 in each Fund and in the surviving fund after the
Reorganization for the time periods indicated. For Government Securities Fund, expenses prior to a voluntary fee waiver by Pilgrim Advisors are presented. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of such period shown; your actual costs may be higher or lower.

                GOVERNMENT SECURITIES                                                      PRO FORMA
                     INCOME FUND                GOVERNMENT SECURITIES FUND            THE FUNDS COMBINED**
           -------------------------------    --------------------------------   --------------------------------
             1       3        5       10        1       3        5       10        1        3       5       10
           Year    Years    Years    Years    Year    Years    Years    Years    Year     Years   Years    Years
           ----    -----    -----    -----    ----    -----    -----    -----    ----     -----   -----    -----
Class A    $611     $897   $1,204   $2,075    $606     $882   $1,179   $2,022    $579     $799    $1,037  $1,719
Class B     718     973     1,354    2,292     709     946     1,308    2,208*    685      873     1,185   1,940*
Class C     318     673     1,154    2,483     315     664     1,139    2,452     285      573      985    2,137
Class T     N/A     N/A      N/A      N/A      572     733      918     1,908*    550      665      803    1,649*

----------
* The ten year calculations for Class B and Class T shares assume conversions of the Class B and Class T shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated.

You would pay the following expenses if you did not redeem your shares:

                GOVERNMENT SECURITIES                                                      PRO FORMA
                     INCOME FUND                GOVERNMENT SECURITIES FUND            THE FUNDS COMBINED**
           -------------------------------    --------------------------------   --------------------------------
             1       3        5       10        1       3        5       10        1        3       5       10
           Year    Years    Years    Years    Year    Years    Years    Years    Year     Years   Years    Years
           ----    -----    -----    -----    ----    -----    -----    -----    ----     -----   -----    -----
Class A    $611     $897   $1,204   $2,075    $606     $882   $1,179   $2,022    $579     $799   $1,037   $1,719
Class B     218     673     1,154    2,292*    209      646    1,108    2,208*    185      573      985    1,940*
Class C     218     673     1,154    2,483     215      664    1,139    2,452     185      573      985    2,137
Class T     N/A     N/A      N/A      N/A      172      533      918    1,908*    150      465      803    1,649*

----------
* The ten year calculations for Class B and Class T shares assume conversions of the Class B and Class T shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated.

EXPENSE LIMITATION ARRANGEMENTS

     Pursuant to the terms of the Investment Management Agreement, Pilgrim Investments is required to reimburse the Pilgrim GSIF to the extent that total Fund operating expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and distribution fees in excess of 0.25%, exceed 1.50% of the Fund's average daily net asset value on the first $40 million in net assets and 1.00% of average daily net assets in excess of $40 million. This reimbursement policy cannot be changed unless the Investment Management Agreement is amended, which would require shareholder approval.

     Pilgrim Advisors has waived a portion of its management fee for the Government Securities Fund. After the waiver of 0.15%, the management fee would be 0.50% and the total fund operating expenses would be 1.20% for Class A, 1.91% for Class B, 1.97% for Class C and 1.54% for Class T. This fee waiver is voluntary and is not a contractual commitment, and can be terminated by Pilgrim Advisors at any time.

GENERAL INFORMATION

     Class A, Class B, Class C and Class T shares of Pilgrim GSIF issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of Government Securities Fund held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of Government Securities Fund will be included in the holding period of Pilgrim GSIF shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B and Class T shares of Pilgrim GSIF issued to a shareholder in connection with the Reorganization that were purchased prior to November 1, 1999, will convert to Class A shares eight years after the date that the corresponding Class B or Class T shares of Government Securities Fund were purchased by the shareholder. Purchases of shares of Pilgrim GSIF after the Reorganization will be subject to the sales load structure described in the table below for Pilgrim GSIF. This is the same sales load structure that is currently in effect for Government Securities Fund.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                        CLASS A   CLASS B    CLASS C   CLASS T
                                                        -------   -------    -------   -------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                   4.75(1)    None       None       None
Maximum deferred sales charge (load) (as a percentage
  of the lower of original purchase price or
  redemption proceeds)                                  None(2)    5.00%(3)   1.00%(4)   4.00%

Neither Pilgrim GSIF nor Government Securities Fund has any redemption fees, exchange fees or sales charges on reinvested dividends.

----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix B.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix B.
(3)  The fee has scheduled reductions after the first year. See "Class B Shares:
     Deferred Sales Charge Alternative" in Appendix B and "Deferred Sales Charges" in the Pilgrim Prospectus.

(4)  Imposed upon redemptions within 1 year from purchase.

SPECIAL RULES FOR SHARES OF THE GOVERNMENT SECURITIES FUND
PURCHASED PRIOR TO NOVEMBER 1, 1999

         Prior November 1, 1999, the contingent deferred sales charge on purchases of Class A shares of Government Securities Fund in excess of $1 million was different than the contingent deferred sales charge on similar purchases of Pilgrim GSIF. Shareholders of Government Securities Fund that purchased Class A shares subject to a contingent deferred sales charge prior to November 1, 1999 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before and after November 1, 1999 were as follows:

                                                            TIME PERIOD DURING
                                        CDSC                WHICH CDSC APPLIES
                              ------------------------   -----------------------
                              11/01/ 1999    Before      11/01/ 1999    Before
                               and after   11/01/ 1999    and after   11/01/1999
                               ---------   -----------    ---------   ----------
CDSC on Purchases of :
   $1,000,000 to $2,499,999      1.00%        1.00%       24 Months    18 Months
   $2,500,000 to $4,999,999      0.50%        0.50%       12 Months    18 Months
   $5,000,000 and over           0.25%        0.25%       12 Months    18 Months

     In addition, prior to November 1, 1999, the contingent deferred sales charge on purchases of Class B shares of Government Securities Fund was different than the contingent deferred sales charge on similar purchases of Pilgrim GSIF. Shareholders of Government Securities Fund that purchased Class B shares subject to a contingent deferred sales charge prior to November 1, 1999 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before and after November 1, 1999 were as follows:

          YEARS AFTER               CDSC ON SHARES
           PURCHASE                   BEING SOLD
        --------------        --------------------------
                              11/01/ 1999      Before
                               and After     11/01/ 1999
                               ---------     -----------
        1st Year                   5%            5%
        2nd Year                   4%            4%
        3rd year                   3%            3%
        4th Year                   3%            2%
        5th Year                   2%            2%
        6th Year                   1%            --
        After 6th Year             --            --


                             ADDITIONAL INFORMATION
                ABOUT PILGRIM GSIF AND GOVERNMENT SECURITIES FUND

INVESTMENT PERSONNEL

     The  following   individuals  share   responsibility   for  the  day-to-day
management of Pilgrim GSIF and Government Securities Fund:

* Robert K. Kinsey, Vice President of Pilgrim Investments, has served as Senior Portfolio Manager of Pilgrim GSIF since May 24, 1999. Prior to joining Pilgrim Investments, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

* Charles G. Ullerich, Vice President of Pilgrim Investments, has served as a Portfolio Manager of Pilgrim GSIF since September 1996 and served as
     Assistant Portfolio Manager of that Fund from August 1995 to September 1996. Prior to joining Pilgrim Investments, Mr. Ullerich was Vice President of Treasury Services for First Liberty Bank of Macon, GA since 1991, where he was Portfolio Manager for a mortgage and treasury securities portfolio.

PERFORMANCE OF THE FUNDS

     The bar charts and tables shown below provide an indication of the risks of investing in the Funds by showing (on a calendar year basis) changes in each Fund's annual total return from year to year and by showing (on a calendar year basis) how each Fund's average annual returns for one year, five years and ten years (or, as applicable, since inception) compare to those of three broad-based securities market indices the Lehman Brothers Government/Mortgage Index, the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Intermediate U.S. Government Index. The Funds' past performance is not necessarily an indication of how the Fund will perform in the future.

     The information in the bar chart below for Pilgrim GSIF is based on the performance of the Class A shares of Pilgrim GSIF, although the bar chart does not reflect the deduction of the sales load on Class A shares. If Pilgrim GSIF's bar chart included the sales load, returns of that Fund would be less than those shown.

                                  PILGRIM GSIF
                         CALENDAR YEAR-BY-YEAR RETURNS*

                         1989                    12.92%
                         1990                     8.03%
                         1991                    11.90%
                         1992                     7.46%
                         1993                     4.71%
                         1994                    -3.61%
                         1995                    14.51%
                         1996                     2.56%
                         1997                     7.85%
                         1998                     5.61%

----------
* During the period shown in the chart, Pilgrim GSIF's best quarterly performance was 7.76%% for the quarter ended June 30, 1989, and the Pilgrim GSIF's worst quarterly performance was -2.66% for the quarter ended March 31, 1994. For the period January 1, 1999 through September 30, 1999, the total return of the Pilgrim GSIF's was -0.88%.

     The information in the bar chart below for Government Securities Fund is based on the performance of the Class T shares of that Fund.

                           GOVERNMENT SECURITIES FUND
                         CALENDAR YEAR-BY-YEAR RETURNS*

                         1989                    11.73%
                         1990                     8.57%
                         1991                    14.73%
                         1992                     9.77%
                         1993                    18.48%
                         1994                    (9.82)%
                         1995                    22.90%
                         1996                     0.57%
                         1997                     7.46%
                         1998                     5.27%

----------

* Performance for the periods 1989 through 1995 are based upon the performance of the Class T Shares of the Fund. Performance for the periods 1996 through 1998 are based upon the performance of the Class A shares of the Fund, which commenced operations on June 5, 1995. During the period shown in the chart, the Government Securities Fund's best quarterly performance was ____% for the quarter ended ___________, 199_, and the Government Securities Fund's worst quarterly performance was _____% for the quarter ended ________, 199_. For the period January 1, 1999 through September 30, 1999, the total return of the Government Securities Fund was[ ]%.

     The tables below shows the average annual total returns of the Funds if you average out actual performance over various lengths of time, compared to three unmanaged indices. The indices have an inherent performance advantage over the Funds since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

     The performance reflected in the table below for Pilgrim GSIF assumes the deduction of the maximum sales charge in all cases.

AVERAGE ANNUAL TOTAL RETURNS
OF PILGRIM GSIF
for the periods ended December 31, 1998(1)
--------------------------------------------------------------------------------
                                                              SINCE INCEPTION OF
                                                                    CLASS B
                                 1 YEAR  5 YEARS  10 YEARS(6)      (7/17/95)
                                 ------  -------  --------         ---------
Class A(2)                        0.63%   4.20%     6.56%              --
Class B(3)                       -0.15%     --        --             4.42%
Lehman Government/
  Mortgage Index(4)               8.62%   6.45%     8.34%            7.20%
Lehman Intermediate
  Treasury Index(5)               6.98%   5.98%     7.38%            7.24%

----------
(1) Class C Shares of the Pilgrim GSIF were not offered during the period ended December 31, 1998.
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.
(4) The Lehman Government/Mortgage Index is comprised of debt securities issued by the U.S. Government, its agencies and instrumentalities, as well as mortgage pass-through instruments issued by FNMA, FHLMC and GNMA.
(5) The Lehman Intermediate Treasury Index is comprised solely of U.S. Treasuries with maturities of under ten years. Information on the Lehman Intermediate Treasury Index is presented because effective May 24, 1999, the Pilgrim GSIF seeks an average portfolio duration within +/- 20% of the duration of that index. Previously, the Pilgrim GSIF's average portfolio maturity was generally longer.
(6) The Pilgrim GSIF earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six-month period from July to December 1992 that caused the Fund to exceed its 10%
     investment  restriction  on  borrowing.   Therefore,   the  Pilgrim  GSIF's
     performance was higher than it would have been had it adhered to its borrowing restriction.

     The performance reflected in the table below for Government Securities Fund assumes the deduction of the maximum sales charge in all cases.

AVERAGE ANNUAL TOTAL RETURNS
OF GOVERNMENT SECURITIES FUND
for the periods ended December 31, 1998
--------------------------------------------------------------------------------
                                                              SINCE INCEPTION OF
                                                               CLASS A, B, AND C
                                   1 YEAR  5 YEARS  10 YEARS       (6/5/95)
                                   ------  -------  --------       --------
Class A(1)                          0.22%     --        --           5.11%
Class B(2)                         -0.44%     --        --           5.36%
Class C(3)                          3.37%     --        --           5.78%
Class T                             0.90%   4.59%     8.52%            --
Lehman Intermediate U.S.
  Government Index(4)               8.49%   6.45%     8.34%          [  ]

----------
(1)  Reflects deduction of sales charge of 4.75%.
(2) Reflects deduction of deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.
(3)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(4) The Lehman Intermediate U.S. Government Index measures the performance of U.S. Treasury bonds and U.S. Government agency bonds.

     The table below shows the performance of Pilgrim GSIF if sales charges are not reflected.

PILGRIM GSIF
AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998(1)
--------------------------------------------------------------------------------
                                                              SINCE INCEPTION OF
                                                                    CLASS B
                                   1 YEAR  5 YEARS  10 YEARS       (7/17/95)
                                   ------  -------  --------       ---------
Class A                            5.61%    5.22%     7.07%             --
Class B                            4.82%      --        --            5.19%

----------
(1) Class C Shares of the Fund were not offered during the period ended December 31, 1998.

     The table below shows the performance of Government Securities Fund if sales charges are not reflected.

GOVERNMENT SECURITIES FUND
AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998
--------------------------------------------------------------------------------
                                                              SINCE INCEPTION OF
                                                               CLASS A, B, AND C
                                   1 YEAR  5 YEARS  10 YEARS       (6/5/95)
                                   ------  -------  --------       --------
Class A                                       --       --
Class B                                       --       --
Class C                                       --       --
Class T

     Additional information about Pilgrim GSIF is included in Appendix B to this Proxy/Prospectus. Additional information about Government Securities Fund is included in Pilgrim Prospectus dated January 4, 2000.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

     The Reorganization Agreement provides for the transfer of all of the assets and liabilities of Government Securities Fund to Pilgrim GSIF in exchange for Class A, Class B, Class C and Class T shares in Pilgrim GSIF. Government Securities Fund will distribute the shares of Pilgrim GSIF received in the exchange to the shareholders of Government Securities Fund and then Government Securities Fund will be liquidated.

     After the Reorganization, each shareholder of Government Securities Fund will own shares in Pilgrim GSIF having an aggregate value equal to the aggregate value of each respective class of shares of Pilgrim GSIF held by that shareholder as of the close of business on the business day preceding the Closing. Shareholders of Class A, B, C or T shares of Government Securities Fund will receive shares of the corresponding Class of Pilgrim GSIF. In the interest of economy and convenience, shares of Pilgrim GSIF generally will not be represented by physical certificates.

     Until the Closing, shareholders of Government Securities Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Pilgrim GSIF for the redemption of its shares received by the shareholder in the Reorganization.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of each of the Funds. The Reorganization Agreement also requires that the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Agreement at Appendix A.

REASONS FOR THE REORGANIZATION

     On October 29, 1999, the parent corporation of Pilgrim Advisors, formerly Northstar Investment Management Corporation, acquired Pilgrim Capital Corporation. Pilgrim Capital Corporation was the parent to Pilgrim Investments investment manager to a group of funds that are called the Pilgrim Funds. As a result of that transaction, Pilgrim Investments and Pilgrim Advisors are now affiliated subsidiaries of the same holding company. Additionally, each Northstar Fund changed its name so that it is now called "Pilgrim." Many of the mutual funds advised by Pilgrim Advisors and Pilgrim Investments share similar investment objectives, strategies and risks. Because Pilgrim GSIF may invest in substantially the same types of securities as Government Securities Fund, the two Funds would be duplicative in the same group of funds. Therefore, it was determined that the Funds should be reorganized to realize economic efficiencies that would benefit the shareholders of both funds by spreading costs across a larger, combined asset base.

     The proposed Reorganization was presented to the Board of Trustees of Government Securities Fund for consideration and approval at a meeting on November 16, 1999, and to the Board of Directors of Pilgrim GSIF for consideration and approval at a meeting on November 16, 1999. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of Government Securities Fund, determined that the interests of the shareholders of Government Securities Fund will not be diluted as a result of the proposed

Reorganization, and that the proposed Reorganization is in the best interests of Government Securities Fund and its shareholders. Similarly, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of Pilgrim GSIF, determined that the interests of the shareholders of Pilgrim GSIF will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Pilgrim GSIF and its shareholders.

     The Reorganization will allow Government Securities Fund's shareholders to continue to participate in a professionally-managed portfolio which consists primarily of securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. As Class A, Class B, Class C and Class T shareholders of Pilgrim GSIF, these shareholders will continue to be able to exchange into other mutual funds in the larger Pilgrim group of funds that offer the same class of shares in which such shareholder is currently invested. A list of the current Pilgrim group of funds, and their available classes, is attached as Appendix C.

BOARD CONSIDERATION

     The Board of Trustees of Government Securities Fund and the Board of Directors of Pilgrim GSIF, in recommending the proposed transaction, considered a number of factors, including the following:

     (1)  expense  ratios  and  information   regarding  fees  and  expenses  of
          Government Securities Fund and Pilgrim GSIF, including the expense limitation arrangements offered by Pilgrim Investments;

     (2) estimates that show that combining the Funds would result in lower expense ratios because of the economies of scale;

     (3)  elimination   of   duplication   of  costs,   market   confusion   and
          inefficiencies of having two similar funds;

     (4) shareholders who purchased shares of Government Securities Fund prior to November 1, 1999 would retain the sales charge structure in place prior to that date;

     (5) the Reorganization would not dilute the interests of Government Securities Fund's or Pilgrim GSIF's current shareholders;

     (6) the relative investment performance and risks of Pilgrim GSIF as compared to Government Securities Fund;

     (7) the similarity of Pilgrim GSIF's investment objectives, policies and restrictions with those of Government Securities Fund and the fact that the Funds are duplicative within the overall group of funds;

     (8) the tax-free nature of the Reorganization to Government Securities Fund and their shareholders.

     THE TRUSTEES OF GOVERNMENT SECURITIES FUND AND THE BOARD OF DIRECTORS OF PILGRIM GSIF RECOMMEND THAT SHAREHOLDERS OF THE GOVERNMENT SECURITIES FUND AND PILGRIM GSIF, RESPECTIVELY, APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Government Securities Fund nor its shareholders nor the Pilgrim GSIF is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert Price & Rhoads to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, the Government Securities Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Government Securities Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Government Securities Fund's shareholders.

     As of ________ ___, 1999, Government Securities Fund had accumulated capital loss carryforwards in the amount of approximately $________. After the Reorganization, these losses will be available to Pilgrim GSIF to offset its capital gains, although the amount of these losses which may offset Pilgrim GSIF's capital gains in any given year may be limited. As a result of this limitation, it is possible that Pilgrim GSIF may not be able to use these losses as rapidly as Government Securities Fund might have, and part of these losses may not be useable at all. The ability of Pilgrim GSIF to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of Government Securities Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of Pilgrim GSIF.

EXPENSES OF THE REORGANIZATION

     The Funds will bear the expenses relating to the proposed Reorganization, including but not limited to the costs of the proxy solicitation, which will be allocated ratably on the basis of their relative net asset values immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

         Pilgrim GSIF is the only series of Pilgrim Government Securities Income Fund, Inc., a California corporation. Government Securities Fund is the only series of Pilgrim Government Securities Fund, which is a Massachusetts business trust. Pilgrim Government Securities Income Fund, Inc. and Pilgrim Government Securities Fund are each governed by a Board of Directors or Trustees, as applicable. Government Securities Fund has twelve Trustees and Pilgrim GSIF has thirteen Directors, which include the twelve members of the Board of Government Securities Fund.

DISTRIBUTOR

     Pilgrim Securities, Inc. (the "Distributor"), whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the principal distributor for Pilgrim GSIF and Government Securities Fund. Formerly, Northstar Distributors, Inc. served as distributor for Government Securities Fund. However, on November 16, 1999, Northstar Distributors, Inc. merged with the Distributor.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund pays dividends from net investment income and net capital gains, if any, on a monthly basis. For each Fund, dividends and distributions are determined on a class basis. Dividends and distributions of Pilgrim GSIF are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by Government Securities Fund's shareholders, then as soon as practicable before the Closing, Government Securities Fund will pay its shareholders a cash distribution of all undistributed 1999 net investment income and undistributed realized net capital gains.

CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of Government Securities Fund and Pilgrim GSIF as of June 30, 1999 and on a PRO FORMA basis as of June 30, 1999 giving effect to the Reorganization:

                                              NET ASSET VALUE        SHARES
                              NET ASSETS         PER SHARE         OUTSTANDING
                              ----------         ---------         -----------
PILGRIM GSIF
    Class A                    $21,059,544        $12.35            1,705,530
    Class B                    $12,425,538        $12.30            1,009,878
    Class C                    $     6,943        $12.43                  558
    Class T                      N/A                N/A              N/A

GOVERNMENT SECURITIES FUND
    Class A                    $28,130,539        $ 8.83            3,184,230
    Class B                    $27,274,295        $ 8.86            3,079,559
    Class C                    $ 2,465,476        $ 8.84              278,980
    Class T                    $41,018,370        $ 8.85            4,634,517

PRO FORMA - PILGRIM GSIF INCLUDING GOVERNMENT SECURITIES FUND
    Class A                    $49,190,083        $12.35            3,983,003
    Class B                    $39,699,833        $12.30            3,227,629
    Class C                    $ 2,472,419        $12.43              198,907
    Class T                    $41,018,370        $12.35            3,321,326

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about February 8, 2000. Shareholders of Government Securities Fund and Pilgrim GSIF whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Pilgrim Advisors, Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Funds have retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of Government
Securities Fund and Pilgrim GSIF may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Government Securities Fund or Pilgrim GSIF, as applicable, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting of Government Securities Fund or Pilgrim GSIF, as applicable, in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Government Securities Fund or the Board of Pilgrim GSIF that may be presented at their respective Meeting.

VOTING RIGHTS

     Shares of Pilgrim GSIF entitle their holders to one vote per share as to any matter on which the holder is entitled to vote. Shares of the Government Securities Fund entitle their holders to one vote per share as to any matter on which the holder is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have noncumulative voting rights and no preemptive or subscription rights.

     Shareholders of each of the Funds at the close of business on January 24, 2000 (the "Record Date") will be entitled to be present and give voting instructions for the Funds at their respective Meetings with respect to their shares owned as of that Record Date. As of the Record Date, _________ shares of the Government Securities Fund were outstanding and entitled to vote and _________ shares of the Pilgrim GSIF were outstanding and entitled to vote.

     Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of each of the Funds.

     Each Fund must have a quorum to conduct its business at the Special Meeting. The holders of a MAJORITY of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares of either Fund entitled to vote, in person or by proxy, may adjourn the meeting from time to time until a quorum shall be present. An adjournment of the Special Meeting for one of the Funds shall not prevent the other Fund from holding its Special Meeting.

     Shareholders of Pilgrim GSIF may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively it will be conclusively presumed that the shareholder's approving vote is with respect to total shares that the shareholder is entitled to vote.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. Prior to the Meeting, the Funds expect that broker-dealer firms holding their shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners.

     To the knowledge of Government Securities Fund, as of December 1, 1999, no current Trustee of Government Securities Fund owns 1% or more of the outstanding shares of the Fund and the officers and Trustees of Government Securities Fund own, as a group, less than 1% of the shares of the Fund.

     To the knowledge of Pilgrim GSIF, as of December 1, 1999, no current Director of Pilgrim GSIF owns 1% or more of the outstanding shares of the Fund and the officers and Directors of Pilgrim GSIF own, as a group, less than 1% of the shares of the Fund.

     Appendix D hereto lists the persons that, as of November 22, 1999, owned beneficially, or of record 5% or more of the outstanding shares of any Class of Government Securities Fund or Pilgrim GSIF.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING.

     The Funds do not know of any matters to be presented at the Meetings other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Meetings, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     The Funds are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Funds' management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     Pilgrim Advisors will furnish, without charge, a copy of the most recent Annual Report regarding Government Securities Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to Pilgrim at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or at (800) 992-0180.

     Pilgrim Investments will furnish, without charge, a copy of the most recent Annual Report regarding Pilgrim GSIF and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to Pilgrim at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or at (800) 992-0180.

     IN ORDER THAT THE  PRESENCE  OF A QUORUM AT THE  MEETINGS  MAY BE  ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                            James M. Hennessy, Secretary

February 8, 2000
40 North Central Avenue
Phoenix, AZ  85004

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 1999, by and between Pilgrim Government Securities Income Fund, Inc. (the "Acquiring Fund"), a California corporation with its principal place of business at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and Pilgrim Government Securities Fund (the "Acquired Fund"), a Massachusetts business trust with its principal place of business at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class T voting shares of common stock (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Directors of the Acquiring Fund have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the Acquired Fund, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund and the Acquiring Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C and Class T Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C and Class T Acquiring Fund Shares to be so credited to Class A, Class B, Class C and Class T Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class T shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C and Class T Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

     2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation and then-current prospectus or statement of additional information, and valuation procedures established by the Acquiring Fund's Board of Directors.

     2.2 The net asset value of a Class A, Class B, Class C and Class T Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation and then-current prospectus or statement of additional information and valuation procedures established by the Acquiring Fund's Board of Directors.

     2.3 The number of the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C and Class T shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquiring Fund's designated record keeping agent.

3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be March ___, 2000, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2 The Acquiring Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), shall direct the Custodian to deliver as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C and Class T shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquiring Fund and Board of Trustees of the Acquired Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

     4.1 The Acquired Fund represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Fund's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

     (g) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since December 31, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the

Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired
Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Acquired Fund Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Acquired Fund Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 The Acquiring Fund represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of California with power under the Acquiring Fund's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Fund's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 1999 have been audited by KPMG LLP, independent accountants, and is in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since June 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

     (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, the Acquired Fund Proxy Statement and the proxy statement of the Acquiring Fund (the latter referred to herein as the "Acquiring Fund Proxy Statement") to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement and the Acquiring Fund Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 Each of the Acquired Fund and the Acquiring Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Acquired Fund Proxy Statement referred to in paragraph 4.1(p) and the Acquiring Fund Proxy Statement referred to in paragraph 4.2(p), all to be included in a Registration Statement on Form N-14 of the Acquiring
Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund and the Acquiring Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C and Class T Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

     6.3 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by (i) the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's
Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund, and (ii) the requisite vote of the holders of the outstanding shares of the Acquiring Fund in accordance with the provisions of the Acquiring Company's Articles of Incorporation, By-Laws, applicable California law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert Price & Rhoads addressed to the Acquiring Fund and Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert Price & Rhoads determines that the transaction contemplated by this Agreement does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9. BROKERAGE FEES AND EXPENSES

     9.1 The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be paid by the Acquired Fund and the Acquiring Fund pro rata based upon the relative net assets of the Funds as of the close of business on the record date for determining the shareholders of the Acquired Fund and the Acquiring Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's and Acquiring Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by mutual agreement of the parties hereto or by either party by resolution of the party's Board of Trustees or Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquiring Fund and the Acquired Fund called pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, attn: James M. Hennessy, in each case with a copy to Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in its Declaration of Trust.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                  PILGRIM GOVERNMENT SECURITIES
                                         INCOME FUND, INC.


                                        By:
     --------------------------------       -------------------------------
     SECRETARY

                                        Its:
     --------------------------------       -------------------------------


     Attest:                            PILGRIM GOVERNMENT SECURITIES
                                        INCOME FUND, INC.

                                        By:
     --------------------------------       -------------------------------
     SECRETARY

                                        Its:
     --------------------------------       -------------------------------

                                   APPENDIX B

                        ADDITIONAL INFORMATION REGARDING
                    PILGRIM GOVERNMENT SECURITIES INCOME FUND
                                  (THE "FUND")

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

     This Proxy  Statement/Prospectus  relates to four  separate  classes of the
Fund: Class A, Class B, Class C and Class T, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares issued to you in the Reorganization will be the same as those that applied to the Government Securities Fund shares held by you immediately prior to the Reorganization, and the period that you held the Government Securities Fund shares will be included in the holding period of the Fund shares for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

     The Fund also offers Class M and Q shares, which have different sales charge and distribution fee arrangements than the Classes discussed in this Proxy Statement/Prospectus. The sales charges and fees for Class A, Class B, Class C and Class T shares are shown and contrasted in the chart below.

                                                  CLASS A     CLASS B     CLASS C      CLASS T
                                                  -------     -------     -------      -------
Maximum Initial Sales Charge on Purchases        4.75% (1)      None        None        N/A
CDSC                                              None(2)     5.00%(3)    1.00%(4)      N/A
Annual Distribution (12b-1) Fee and Service(5)     0.25%       1.00%       1.00%        0.65%
Maximum Purchase                                 Unlimited    $250,000   Unlimited    Unlimited
Automatic Conversion to Class A                     N/A      8 Years(6)     N/A      8 Years(6)

----------
(1)  Imposed upon purchase. Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A shares: Initial Sales Charge Alternative."
(3) Imposed upon redemption within 6 years from purchase. Shares exchanged from the Government Securities Fund are subject to CDSC until after the fifth year from purchase. Fee has scheduled reductions after the first year. See "Class B shares: Deferred Sales Charge Alternative."
(4)  Imposed upon redemption within 1 year from purchase.
(5)  Annual asset-based distribution charge.
(6) Class B and Class T shares of the Pilgrim GSIF issued to shareholders of the Government Securities Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B or Class T shares of the Government Securities Fund, as applicable.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

CLASS A SHARES

     INITIAL SALES CHARGE ALTERNATIVE

     Class A shares of the Fund are sold at the NAV per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges."

                               AS A % OF              DEALERS' REALLOWANCE
                               OFFERING     AS A %         AS A % OF
        YOUR INVESTMENT         PRICE       OF NAV       OFFERING PRICE
        ---------------         -----       ------       --------------
       Less than $50,000        4.75%        4.99%           4.25%
       $50,000 - $99,999        4.50%        4.71%           4.00%
      $100,000 - $249,999       3.50%        3.63%           3.00%
      $250,000 - $499,999       2.50%        2.56%           2.25%
     $500,000 - $1,000,000      2.00%        2.04%           1.75%

     There is no initial sales charge on purchases of $1,000,000 or more. However, the Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for investments subject to a CDSC. If shares are redeemed within one or two years of purchase, depending on the amount of the purchase, a CDSC will be imposed on certain redemptions as follows:

                                                      PERIOD DURING
         YOUR INVESTMENT                CDSC       WHICH CDSC APPLIES
         ---------------                ----       ------------------
$1,000,000 but less than $2,499,999     1.00%             2 years
$2,500,000 but less than $4,999,999     0.50%             1 year
$5,000,000 and over                     0.25%             1 year

     However, Class A shares of the Fund issued in connection with the Reorganization with respect to Class A shares of the Government Securities Fund that were subject to a CDSC at the time of the Reorganization will be subject to a CDSC of up to 1% from the date of purchase of the original shares of the Government Securities Fund.

     REDUCED SALES CHARGES

     An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim group of funds which offer Class A shares, or shares with front-end sales charges (`Participating Funds') by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the applicable Fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim group of funds (excluding Pilgrim Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASE WITHOUT A SALES CHARGE

     Class A shares may be purchased at NAV without a sales charge by certain individuals and institutions. For additional information, contact the
Shareholder Servicing Agent at (800) 992-0180, or see the Fund's Statement of Additional Information.

CLASS B SHARES

     DEFERRED SALES CHARGE ALTERNATIVE

     Class B shares may be purchased at their NAV per share without a sales charge at the time of purchase. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fees of Class A shares. The higher distribution fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is determined as a percentage of the lesser of the NAV of the Class B shares at the time of purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:

               YEAR OF REDEMPTION AFTER PURCHASE           CDSC
               ---------------------------------           ----
               First ....................................   5%
               Second....................................   4%
               Third.....................................   3%
               Fourth....................................   3%
               Fifth.....................................   2%
               Sixth.....................................   1%
               Seventh and following.....................   0%

     However, Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of the Government Securities Fund that were purchased prior to November 1, 1999 and were subject to a CDSC at the time of the Reorganization will be subject to the CDSC in place when those shares were purchased.

     Class B shares will automatically convert into Class A shares eight years after purchase, except that Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of the Government Securities Fund will convert to Class A shares eight years after the purchase of the original shares of the Government Securities Fund. For additional information on the CDSC and the conversion of Class B, see the Fund's Statement of Additional Information.

CLASS C SHARES

     Class C shares redeemed within one year are assessed a CDSC of 1%. Class C shares are offered at their net asset value per share without an initial sales charge. The Distributor pays a commission of 1% to financial institutions that initiate purchases of Class C shares.

CLASS T SHARES

     Class T shares are only available to shareholders that previously held shares of Class T of the Government Securities Fund, and may only be obtained by such shareholders by reinvesting dividends distributed to the Class T shareholders or by exchanging Class T shares from another fund within the Pilgrim group of funds.

     Class T shares of the Fund are subject to a distribution fee at an annual rate of 0.65% of the average daily net assets of the Class.

     Class T shares will automatically convert into Class A shares approximately eight years after purchase, except that Class T shares of the Government Securities Income Fund issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of the Target Funds. For additional information about Class T shares, see the Pilgrim Prospectus and the Statement of Additional Information for the Pilgrim group of funds.

WAIVERS OF CDSC

     The CDSC on Class A, Class B or Class C shares will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

1) The CDSC on Class A, Class B or Class C shares will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

2) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

3) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at (800) 992-0180.

REINSTATEMENT PRIVILEGE

     Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim Fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180.

RULE 12b-1 PLAN

     The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B, Class C and Class T shares.

DISTRIBUTION AND SERVICING FEES

     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and services rendered to shareholders, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that class):

                               SERVICING FEE      DISTRIBUTION FEE
                               -------------      ----------------
              Class A              0.25%                none
              Class B              0.25%                0.75%
              Class C              0.25%                0.75%
              Class T              0.25%                0.50%

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B, Class C or Class T shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for distribution and shareholder servicing as set forth below.

                               SERVICING FEE      DISTRIBUTION FEE
                               -------------      ----------------
              Class A              0.25%                0.00%
              Class B              0.25%                0.00%
              Class C              0.25%                0.75%
              Class T              0.25%                0.15%

OTHER EXPENSES

     In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with Pilgrim Investments. Most of Fund expenses are allocated proportionately among all of the outstanding shares of the Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

PURCHASING SHARES

     The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRAs). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. Pilgrim Investments reserves the right to waive minimum investment amounts.

PRICE OF SHARES

     When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

RETIREMENT PLANS

     The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company ("IFTC") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. IFTC currently receives a $12 custodian fee annually for the maintenance of such accounts.

DETERMINATION OF NET ASSET VALUE

     The net asset value (NAV) per share of each class of the Fund's shares is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day it is open for business. The NAV per share of each Class of the Fund is calculated by taking the value of the Fund's assets attributable to that Class, subtracting the Fund's liabilities attributable to that Class, and dividing by the number of shares of that Class that are outstanding.

     In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. The NAV per share of each class of the Fund will fluctuate in response to the changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations will be made by persons acting under the supervision of the Board. For information on valuing foreign securities, see the Fund's Statement of Additional Information.

EXECUTION OF REQUESTS

     Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "Purchase of Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

     The  Fund  and  its  Transfer  Agent  will  not  be  responsible   for  the
authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone restrictions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at
(800) 992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long-term investment and not as a trading vehicle. Pilgrim Investments reserves the right to prohibit excessive exchanges (no more than four per year). Pilgrim Investments reserves the right, upon 60 days prior notice, to restrict the frequency or otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.

     Shares of one class of the Fund may be exchanged for shares of any other open-end Pilgrim Fund without payment of any additional sales charge. In addition, Class T shares of any fund may be exchanged for Class B shares of the Pilgrim Money Market Fund. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

     You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold.

SYSTEMATIC EXCHANGE PRIVILEGE

     With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. The exchange privilege may be modified at any time or terminated upon 60 days written notice to shareholders.

SMALL ACCOUNTS

     Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

SYSTEMATIC WITHDRAWAL PLAN

     You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact he Shareholder Servicing Agent at
(800) 992-0180, or see the Fund's Statement of Additional Information.

PAYMENTS

     Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                             MANAGEMENT OF THE FUND

INVESTMENT MANAGER

     Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and Pilgrim Investments have entered into an agreement that requires Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. The agreement also requires Pilgrim Investments to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with Pilgrim Investments can be canceled by the Board of Directors of the Fund upon 60 days written notice. Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 1999, Pilgrim Investments managed over $7.7 billion in assets. Pilgrim Investments acquired certain assets of the previous advisers to certain of the Funds in separate transactions that closed on April 7, 1995 and May 24, 1999. Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

PARENT COMPANY AND DISTRIBUTOR

     Pilgrim Investments and the Distributor, the Fund's principal underwriter, are indirect, wholly owned subsidiaries of ReliaStar Financial Corp. (NYSE: RLR) ("ReliaStar"). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education.

     In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that Pilgrim Investments may use its investment management fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares. The Distributor will, from time to time, pay to Authorized Dealers in connection with the sale or distribution of shares of the Fund material compensation, which includes, but is not limited to, cash, merchandise, trips and financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other open-end Pilgrim funds and/or events sponsored by Authorized Dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Fund over specified periods and to certain other factors. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in the Fund.

SHAREHOLDER SERVICING AGENT

     Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

PORTFOLIO TRANSACTIONS

     Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, Pilgrim Investments may consider brokerage and research services provided by a broker to Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. Pilgrim Investments also may consider a broker's sale of Fund shares if Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund has a policy of paying monthly dividends from its net investment income and paying capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment.

     You may, upon written request or by completing the appropriate section of the Account Application in this Proxy Statement/Prospectus, elect to have all dividends and other distributions paid on a Class A, B, C or T account in the Fund invested into a Pilgrim Fund which offers Class A, B, C or T Shares. Both accounts must be of the same class.

FEDERAL TAXES

     Dividends paid out of the Fund's investment company taxable income (including dividends, interest and short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends will be taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares.

     All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Upon the sale or other disposition of shares of the Fund, a shareholder may realize a gain or loss which will be a capital gain or loss if the shares are held as a capital asset and, if so, may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares.

     This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Fund's Statement of Additional Information and your tax adviser for further information.

                              YEAR 2000 COMPLIANCE

     [Like other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Pilgrim Investments has taken steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps have been taken by the Fund's other major service providers. It is not anticipated that the Fund will directly bear any material costs associated with Pilgrim Investments and the Fund's other service providers efforts to become Year 2000 compliant. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.]

                              FINANCIAL HIGHLIGHTS

PILGRIM GOVERNMENT
SECURITIES
INCOME FUND
--------------------------------------------------------------------------------

The information in the table below has been audited by KPMG LLP, independent auditors.

                                                                     Class A
                                             ------------------------------------------------------
                                                                Year Ended June 30,
                                             ------------------------------------------------------
                                               1999       1998       1997       1996       1995(a)
                                               ----       ----       ----       ----       -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $  12.88   $  12.71   $ 12.59    $  12.97    $  12.73
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income                           0.76       0.64      0.69        0.75        0.84
---------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss)
   on investments                               (0.52)      0.30      0.20       (0.32)       0.24
---------------------------------------------------------------------------------------------------
  Total from investment operations               0.24       0.94      0.89        0.43        1.08
---------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                           0.77       0.77      0.73        0.75        0.84
---------------------------------------------------------------------------------------------------
 Tax return of capital                             --         --      0.04        0.06          --
---------------------------------------------------------------------------------------------------
Net asset value, end of period               $  12.35   $  12.88   $ 12.71    $  12.59    $  12.97
===================================================================================================
TOTAL RETURN(c)                                  1.89%      7.63%     7.33%       3.34%       8.96%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)            $ 21,060   $ 23,682   $29,900    $ 38,753    $ 43,631
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
 Net expenses after expense
  reimbursement (d)                              1.40%      1.50%     1.42%       1.51%       1.40%
---------------------------------------------------------------------------------------------------
 Gross expenses prior to expense
  reimbursement (d)                              1.40%      1.58%     1.42%       1.57%       1.54%
---------------------------------------------------------------------------------------------------
 Net investment income after
  expense reimbursement (d)                      6.05%      5.13%     5.78%       5.64%       6.37%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                            58%       134%      172%        170%        299%
---------------------------------------------------------------------------------------------------

(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)  Commencement of offering shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(d)  Annualized.

                  CLASS B                     CLASS C                    CLASS M
-------------------------------------------  ----------  -----------------------------------------
                                  July 17,    June 11,                                   July 17,
       Year Ended June 30,       1995(b) to  1999(b) to       Year Ended June 30,       1995(b) to
-------------------------------   June 30,    June 30,   -----------------------------   June 30,
  1999        1998      1997        1996        1999       1999       1998      1997       1996
  ----        ----      ----        ----        ----       ----       ----      ----       ----
$  12.84    $ 12.68   $  12.59    $ 12.95    $  12.24    $ 12.88    $ 12.72   $ 12.59   $  12.95
--------    -------   --------    -------    --------    -------    -------   -------   --------
    0.69       0.60       0.67       0.66        2.05       0.69       0.64      0.70       0.68
--------    -------   --------    -------    --------    -------    -------   -------   --------
   (0.54)      0.24       0.11      (0.37)      (1.86)     (0.52)      0.23      0.14      (0.36)
--------    -------   --------    -------    --------    -------    -------   -------   --------
    0.15       0.84       0.78       0.29        0.19       0.17       0.87      0.84       0.32
--------    -------   --------    -------    --------    -------    -------   -------   --------
    0.69       0.68       0.69       0.65          --       0.71       0.71      0.70       0.68
--------    -------   --------    -------    --------    -------    -------   -------   --------
      --         --         --         --          --         --         --      0.01         --
--------    -------   --------    -------    --------    -------    -------   -------   --------
$  12.30    $ 12.84   $  12.68    $ 12.59    $  12.43    $ 12.34    $ 12.88   $ 12.72   $  12.59
========    =======   ========    =======    ========    =======    =======   =======   ========
    1.09%      6.78%      6.38%      2.25%       1.55%      1.31%      7.02%     6.88%      2.52%
--------    -------   --------    -------    --------    -------    -------   -------   --------
$ 12,426    $ 3,220   $  1,534    $    73    $      7    $   751    $   224   $    61   $     24
--------    -------   --------    -------    --------    -------    -------   -------   --------
    2.15%      2.25%      2.17%      2.26%       2.15%      1.90%      2.00%     1.92%      2.01%
--------    -------   --------    -------    --------    -------    -------   -------   --------
    2.15%      2.29%      2.17%      2.41%       2.15%      1.90%      2.05%     1.92%      2.16%
--------    -------   --------    -------    --------    -------    -------   -------   --------
    5.30%      4.24%      4.92%      4.98%       5.30%      5.57%      4.29%     5.25%      5.73%
--------    -------   --------    -------    --------    -------    -------   -------   --------
      58%       134%       172%       170%        58%        58%        134%      172%       170%
--------    -------   --------    -------    --------    -------    -------   -------   --------

                              FINANCIAL HIGHLIGHTS

PILGRIM
GOVERNMENT SECURITIES
FUND
--------------------------------------------------------------------------------
The following chart shows the fund's financial performance by share class. The 1998, 1997, 1996 and 1995 figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request.

The figures prior to 1995 were audited by other independent accountants.

                                                             CLASS A                                     CLASS B
                                              ---------------------------------------    ---------------------------------------
                                              January 1,                                 January 1,
                                               1999 to      Year Ended December 31,       1999 to      Year Ended December 31,
                                               June 30,  ----------------------------     June 30,  ----------------------------
                                                1999    1998     1997    1996   1995(1)    1999     1998    1997   1996    1995(1)
--------------------------------------------------------------------------------------------------------------------------------
Operating performance
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value at the
    beginning of the period                   $  9.38    9.53    9.48    10.07    9.51    $ 9.40     9.55    9.48   10.07    9.51
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income                       $  0.27    0.49    0.68     0.63    0.34    $ 0.23     0.51    0.52    0.57    0.30
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain (loss) on investments                $ (0.50)     --      --    (0.60)   0.59    $(0.49)   (0.09)   0.11   (0.60)   0.59
---------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations            $ (0.23)   0.49    0.68     0.03    0.93    $(0.26)    0.42    0.63   (0.03)   0.89
---------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income        $ (0.32)  (0.64)  (0.63)   (0.62)  (0.37)   $(0.28)   (0.57)  (0.56)  (0.56)  (0.33)
---------------------------------------------------------------------------------------------------------------------------------
  Total distributions                         $ (0.32)  (0.64)  (0.63)   (0.62)  (0.37)   $(0.28)   (0.57)  (0.56)  (0.56)  (0.33)
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value at the end of the period    $  8.83    9.38    9.53     9.48   10.07    $ 8.86     9.40    9.55    9.48   10.07
---------------------------------------------------------------------------------------------------------------------------------
  Total investment return(2)                    (2.54)%  5.27    7.46     0.57   10.04      2.76%    4.49    6.93   (0.15)   9.61

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
  Net assets at the end of the period ($000s) $28,131  31,181   1,744   14,185   3,235    $27,274  27,250  13,503   9,135   2,790
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets        1.20%   1.17    1.15     1.09    1.20(3)    1.91%   1.90    1.89    1.80    1.70(3)
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of expense reimbursement
    to average net assets                          --    0.15    0.17     0.20    0.20(3)      --    0.15    0.17    0.20    0.20(3)
---------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income (loss)
    to average net assets                        5.94%   6.18    6.44     6.85    6.01(3)     5.23%  5.55    5.50    6.05    5.20(3)
---------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                          40%    304     129      101     295          40%   304     129     101     295
---------------------------------------------------------------------------------------------------------------------------------

(1)  Classes A, B & C commenced on June 5, 1995.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.

                CLASS C                                            CLASS T
-----------------------------------------   ------------------------------------------------------
January 1,                                  January 1,
 1999 to      Year Ended December 31,        1999 to             Year Ended December 31,
 June 30, -------------------------------    June 30,  -------------------------------------------
   1999    1998    1997   1996    1995(1)      1999     1998     1997     1996      1995     1994
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 $ 9.38    9.54    9.47   10.07     9.51     $ 9.39      9.55     9.48     10.07      8.74    10.32
---------------------------------------------------------------------------------------------------
 $ 0.24    0.45    0.59    0.58     0.30     $ 0.25      0.58     0.57      0.60      0.58     0.56
---------------------------------------------------------------------------------------------------
 $(0.50)  (0.05)   0.04   (0.62)    0.59     $(0.49)    (0.14)    0.10     (0.59)     1.35    (1.56)
---------------------------------------------------------------------------------------------------
 $(0.26)   0.40    0.63   (0.04)    0.89     $(0.24)      0.44     0.67      0.01      1.93    (1.00)
---------------------------------------------------------------------------------------------------
 $(0.28)  (0.56)  (0.56)  (0.56)   (0.33)    $(0.30)    (0.60)   (0.60)    (0.60)    (0.60)   (0.57)
---------------------------------------------------------------------------------------------------
 $(0.28)  (0.56)  (0.56)  (0.56)   (0.33)    $(0.30)   (0.60)   (0.60)    (0.60)    (0.60)   (0.58)
---------------------------------------------------------------------------------------------------
 $ 8.84    9.38    9.54    9.47    10.07     $ 8.85      9.39     9.55      9.48     10.07     8.74
---------------------------------------------------------------------------------------------------
   2.81%   4.35    6.93   (0.21)    9.61      (2.69)%    4.84     7.38      0.32     22.90    (9.82)


---------------------------------------------------------------------------------------------------
 $2,465   2,652     542   1,147        8     $41,018   49,713   89,939   112,126   150,951  152,608
---------------------------------------------------------------------------------------------------
   1.97%   1.90    1.85    1.80     1.68(3)     1.54%    1.55     1.45      1.30      1.30     1.29
---------------------------------------------------------------------------------------------------
     --    0.15    0.17    0.21     0.20(3)       --%    0.15     0.20      0.21      0.20     0.20
---------------------------------------------------------------------------------------------------
   5.15%   5.44    5.67    6.22     5.28(3)     5.60%    5.97     5.99      6.37      6.23     6.00
---------------------------------------------------------------------------------------------------
     40%    304     129     101      295          40%     304      129       101       295      315
---------------------------------------------------------------------------------------------------

                                   APPENDIX C

The following is a list of the current funds in the Pilgrim group of funds and the classes of shares that are currently offered by each fund or are expected to be offered at or shortly after the Reorganization:

FUND                                                   CLASSES OFFERED
----                                                   ---------------
Pilgrim MagnaCap Fund                                  A, B, C, M and Q
Pilgrim LargeCap Leaders Fund                          A, B, C, M and Q
Pilgrim Research Enhanced Index Fund                   A, B, C, I and Q
Pilgrim Growth Opportunities Fund                      A, B, C, I, Q and T
Pilgrim LargeCap Growth Fund                           A, B, C and Q
Pilgrim MidCap Value Fund                              A, B, C, M, and Q
Pilgrim MidCap Opportunities Fund                      A, B, C, I and Q
Pilgrim MidCap Growth Fund                             A, B, C and Q
Pilgrim Growth + Value Fund                            A, B, C and Q
Pilgrim SmallCap Opportunities Fund                    A, B, C, I, Q and T
Pilgrim SmallCap Growth Fund                           A, B, C and Q
Pilgrim Bank and Thrift Fund                           A and B
Pilgrim Worldwide Growth Fund                          A, B, C and Q
Pilgrim International Value Fund                       A, B, C and Q
Pilgrim International Core Growth Fund                 A, B, C and Q
Pilgrim International SmallCap Growth Fund             A, B, C and Q
Pilgrim Emerging Markets Value Fund                    A, B and C
Pilgrim Emerging Countries Fund                        A, B, C and Q
Pilgrim Asia-Pacific Equity Fund                       A, B and M
Pilgrim Government Securities Income Fund              A, B, C, M, Q and T
Pilgrim Government Securities Fund(1)                  A, B, C and T
Pilgrim Strategic Income Fund                          A, B, C and Q
Pilgrim High Yield Fund                                A, B, C, M and Q
Pilgrim High Yield  Fund II                            A, B, C, Q and T
Pilgrim High Yield Fund III(2)                         A, B, C and T
Pilgrim High Total Return Fund                         A, B and C
Pilgrim High Total Return Fund II                      A, B and C
Pilgrim Money Market Fund                              A, B and C
Pilgrim Balanced Fund                                  A, B, C, Q and T
Pilgrim Income & Growth Fund(3)                        A, B and C
Pilgrim Balance Sheet Opportunities Fund(3)            A, B, C and T
Pilgrim Convertible Fund                               A, B, C and Q

----------
(1) Subject to shareholder approval, this fund will be reorganized into the Pilgrim Government Securities Income Fund.
(2) Subject to shareholder approval, this fund will be reorganized into the Pilgrim High Yield Fund II.
(3) Subject to shareholder approval, these funds will be reorganized into the Pilgrim Balanced Fund.

                                   APPENDIX D

     As of November 22, 1999, the following persons owned of record 5% or more of the outstanding shares of the specified class of each of Government Securities Fund:

                                                  % OF CLASS       % OF FUND       % OF FUND
                                                    BEFORE           BEFORE          AFTER
NAME AND ADDRESS                        CLASS   REORGANIZATION   REORGANIZATION  REORGANIZATION
----------------                        -----   --------------   --------------  --------------
Merrill Lynch Pierce Fenner               B          25.12%           7.30%
& Smith, For the Sole Benefit
of Its Customers,
Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

First Clearing Corporation                C           8.08%           0.16%
W Dean Bidgood, Jr. IRA
C/o Bidgood & Associates
2605 Meridian Pkwy, Suite 200

Merrill Lynch Pierce Fenner & Smith,      C          39.18%           0.76%
For the Sole Benefit of Its Customers,
Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

     As of November 22, 1999, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of Pilgrim
GSIF:

                                                  % OF CLASS       % OF FUND       % OF FUND
                                                    BEFORE           BEFORE          AFTER
NAME AND ADDRESS                        CLASS   REORGANIZATION   REORGANIZATION  REORGANIZATION
----------------                        -----   --------------   --------------  --------------
Red Lake County Court House               A           6.98%           4.15%
Attn:  Jay Gilemette
Red Lake Falls, MN  56750

Merrill Lynch Pierce Fenner & Smith,      A          24.18%          14.36%
For the Sole Benefit of Its Customers,
Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith,      B          49.31%          18.03%
For the Sole Benefit of Its Customers,
Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith,      C          62.69%           0.91%
For the Sole Benefit of Its Customers,
Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

Gail C. Mazur IRA                         C          17.66%           0.26%
11 Nettlecreek Rd.
Fairport, NY  14450

George E Leslie & Florence E              M           5.39%           0.14%
Leslie Family Trust
PO Box 70400
Pasadena, CA  91117

Carol A McArthur                          M           8.31%           0.22%
Separate Property
395 Sawdust Rd  Suite 2153
The Woodlands, TX  77380

Donaldson Lufkin Jenrette FBO             M          20.19%           0.52%
Cheryl E Kantor
633 W Southern Ave, Unit 1139
Tempe, AZ 85282

Doris J Lubell                            M           6.24%           0.16%
200 E 94th St  Apt 1411
New York, NY  10128

Dr. Antonio Aguirre                       M          18.30%           0.47%
Zeisselstr 8
60138 Frankfurt AM
Germany

                       PILGRIM GOVERNMENT SECURITIES FUND

    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR MARCH 24, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Robert W. Stallings and James M. Hennessy or any one or more of them, proxies, with full power of substitution, to vote all shares of the Pilgrim Government Securities Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, and which is scheduled for March 24, 2000 at 10:00 a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Government Securities Fund by Pilgrim Government Securities Income Fund in exchange for shares of common stock of Pilgrim Government Securities Income Fund and the assumption by Pilgrim Government Securities Income Fund of all of the liabilities of Pilgrim Government Securities Fund.

     For [ ]                      Against [ ]                   Abstain [ ]

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


-----------------------------------------            --------------
Signature                                            Date


-----------------------------------------            --------------
Signature (if held jointly)                          Date

                    PILGRIM GOVERNMENT SECURITIES INCOME FUND

    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR MARCH 24, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Robert W. Stallings and James M. Hennessy or any one or more of them, proxies, with full power of substitution, to vote all shares of the Pilgrim Government Securities Income Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, and which is scheduled for March 24, 2000 at 10:00 a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Government Securities Fund by Pilgrim Government Securities Income Fund in exchange for shares of common stock of Pilgrim Government Securities Income Fund and the assumption by Pilgrim Government Securities Income Fund of all of the liabilities of Pilgrim Government Securities Fund.

     For [ ]                      Against [ ]                   Abstain [ ]

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


-----------------------------------------            --------------
Signature                                            Date


-----------------------------------------            --------------
Signature (if held jointly)                          Date

                                     PART B

                 PILGRIM GOVERNMENT SECURITIES INCOME FUND, INC.

                       Statement of Additional Information
                                January 20, 2000

Acquisition of the Assets and Liabilities of     By and in Exchange for Shares of
Pilgrim Government Securities Fund               Pilgrim Government Securities Income Fund
40 North Central Avenue, Suite 1200              40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004                           Phoenix, Arizona 85004

This Statement of Additional Information is available to the Shareholders of Pilgrim Government Securities Fund (formerly, Northstar Government Securities
Fund) in connection with a proposed transaction whereby all of the assets and liabilities of Pilgrim Government Securities Fund will be transferred to Pilgrim Government Securities Income Fund, Inc. in exchange for shares of Pilgrim Government Securities Income Fund, Inc.

This Statement of Additional Information of the Pilgrim Government Securities Income Fund, Inc. consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Pilgrim Government Securities Income Fund and Pilgrim Government Securities Fund dated January 4, 2000, as filed on December __, 1999.

2. The Financial Statements of Pilgrim Government Securities Income Fund included in the Annual Report of Pilgrim Government Securities Income Fund dated June 30, 1999, as filed on September 9, 1999.

3. The Financial Statements of Pilgrim Government Securities Fund included in the Annual Report to Shareholders of the Northstar Funds dated December 31, 1998, as filed on March 1, 1999.

4. The Financial Statements of Pilgrim Government Securities Fund included in the Semi-Annual Report to Shareholders of the Northstar Funds dated June 30, 1999, as filed on August 31, 1999.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated January 20, 2000 relating to the reorganization of the Pilgrim Government Securities Fund may be obtained, without charge, by writing to Pilgrim at 40 North Central Avenue, Suite 1200, Phoenix, AZ or calling (800) 992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999 (UNAUDITED)

                                                           GOVERNMENT     GOVERNMENT
                                                           SECURITIES     SECURITIES    PRO FORMA        PRO FORMA
                                                          INCOME FUND        FUND      ADJUSTMENTS        COMBINED
                                                         -----------------------------------------------------------
ASSETS:

Investments in securities at market value*                 $33,733,730    $96,407,874                   $130,141,604
Short-term investments at amortized cost                     1,581,000      2,143,000                      3,724,000
Cash                                                            15,348        517,562                        532,910
Receivables:
    Fund shares sold                                             6,979        281,648                        288,627
    Dividends and interest                                     344,116        572,359                        916,475
    Investment securities sold                                  99,205              0                         99,205
Prepaid expenses                                                29,389         20,827                         50,216
                                                         -----------------------------------------------------------
         Total Assets                                       35,809,767     99,943,270                    135,753,037
                                                         -----------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                    583,786              0                        583,786
Payable for fund shares redeemed                               918,806        435,178                      1,353,984
Payable to affiliate                                               350        116,765                        117,115
Other accrued expenses and liabilities                          64,005         66,021                        130,026
Written Options Outstanding                                          0        436,626                        436,626
                                                         -----------------------------------------------------------
         Total Liabilities                                   1,566,947      1,054,590                      2,621,537
                                                         -----------------------------------------------------------
NET ASSETS                                                 $34,242,820    $98,888,680                   $133,131,500
                                                         ===========================================================
NET ASSETS CONSIST OF:
    Paid-in capital                                        $41,473,586   $124,719,140                   $166,192,726
    Overdistributed net investment income                            0       (519,986)                      (519,986)
    Accumulated net realized loss on investments
         and foreign currency transactions                  (6,627,609)   (22,985,171)                   (29,612,780)
    Net unrealized depreciation of investments
         and other assets, liabilities                        (603,157)    (2,325,303)                    (2,928,460)
                                                         -----------------------------------------------------------
    Net Assets                                             $34,242,820    $98,888,680                   $133,131,500
                                                         ===========================================================
CLASS A:
    Net Assets                                             $21,059,544    $28,130,539                    $49,190,083
    Shares authorized ($0.00 par value)                  1,000,000,000      unlimited                  1,000,000,000
    Shares outstanding                                       1,705,530      3,184,230    (906,757)(A)      3,983,003
    Net asset value and redemption price per share              $12.35          $8.83                         $12.35
    Maximum offering price per share                            $12.97          $9.27                         $12.97
CLASS B:
    Net Assets                                             $12,425,538    $27,274,295                    $39,699,833
    Shares authorized ($0.00 par value)                  1,000,000,000      unlimited                  1,000,000,000
    Shares outstanding                                       1,009,878      3,079,559    (861,808)(A)      3,227,629
    Net asset value and redemption price per share              $12.30          $8.86                         $12.30
    Maximum offering price per share                            $12.30          $8.86                         $12.30
CLASS C:
    Net Assets                                                  $6,943     $2,465,476                     $2,472,419
    Shares authorized ($0.00 par value)                  1,000,000,000      unlimited                  1,000,000,000
    Shares outstanding                                             558        278,980     (80,631)(A)        198,907
    Net asset value and redemption price per share              $12.43          $8.84                         $12.43
    Maximum offering price per share                            $12.43          $8.84                         $12.43
CLASS M:
    Net Assets                                                $750,795            N/A                       $750,795
    Shares authorized ($0.00 par value)                  1,000,000,000            N/A                  1,000,000,000
    Shares outstanding                                          60,827            N/A                         60,827
    Net asset value and redemption price per share              $12.34            N/A                         $12.34
    Maximum offering price per share                            $12.76            N/A                         $12.76
CLASS T:
    Net Assets                                                     N/A    $41,018,370                    $41,018,370
    Shares authorized ($0.00 par value)                            N/A      unlimited                      unlimited
    Shares outstanding                                             N/A      4,634,517  (1,313,191)(A)      3,321,326
    Net asset value and redemption price per share                 N/A          $8.85                         $12.35
    Maximum offering price per share                               N/A          $8.85                         $12.35

* Cost of Securities                                      $ 34,336,887   $100,168,651                  $ 134,505,538

(A) Reflects new shares issued, net of retired shares of the Fund.

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS  (UNAUDITED)

                                                    GOVERNMENT    GOVERNMENT
                                                    SECURITIES    SECURITIES     PRO FORMA     PRO FORMA
                                                    INCOME FUND      FUND       ADJUSTMENTS     COMBINED
                                                    ------------------------------------------------------
                                                    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                     JUNE 30,      JUNE 30,      JUNE 30,       JUNE 30,
                                                       1999          1999          1999           1999
                                                    ------------------------------------------------------
INVESTMENT INCOME:
     Interest                                          2,829,050     7,746,439                  10,575,489
                                                    ------------------------------------------------------
          Total investment income                      2,829,050     7,746,439                  10,575,489
                                                    ------------------------------------------------------
EXPENSES:
     Investment management fees                          189,816       697,601   (160,985)(A)      726,432
     Distribution expenses                               185,172       685,861    (15,531)(A)      855,502
     Transfer agent and registrar fees                   130,781       135,970                     266,751
     Registration and filing fees                         40,037        36,348    (36,348)(B)       40,037
     Custodian fees                                       28,474        47,848                      76,322
     Professional fees                                    15,608        17,949    (15,608)(B)       17,949
     Administrative fees                                       0       131,114   (131,114)(A)            0
     Other Expenses                                       38,806        47,241                      86,047
     Directors' fees                                       1,863         8,452     (1,863)(B)        8,452
                                                    -------------------------------------------------------
          Total expenses                                 630,557     1,808,384   (361,449)       2,077,492
                                                    -------------------------------------------------------
     Less:
          Waived and reimbursed fees                           0       160,985   (160,985)(C)            0
          Earnings credits                                 3,531             0                       3,531
                                                    -------------------------------------------------------
          Net expenses                                   627,026     1,647,399   (200,464)       2,073,961
                                                    -------------------------------------------------------
          Net investment income (loss)                 2,202,024     6,099,040    200,464        8,501,528
                                                    -------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS:
     Net realized loss from:
          Investments                                   (852,058)   (3,402,111)                 (4,254,169)
     Net change in unrealized depreciation of:
          Investments                                   (887,365)   (3,479,898)                 (4,367,263)
                                                    -------------------------------------------------------
     Net loss from investments                        (1,739,423)   (6,882,009)                 (8,621,432)
                                                    -------------------------------------------------------
          NET INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM OPERATIONS                $462,601     $(782,969)  $200,464        $(119,904)
                                                    =======================================================

(A)  Reflects adjustment in expenses due to effects of proposed contract rate.
(B)  Reflects adjustment in expenses due to elimination of duplicative services.
(C) Reflects change in the amounts to be waived or reimbursed by Pilgrim Investments, Inc. to keep the Fund at its proposed expense limit.

                 See Accompanying Notes to Financial Statements

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:

     On November 16, 1999, the Boards of Pilgrim Government Securities Income Fund ("Pilgrim GSIF") and Pilgrim Government Securities Fund (formerly Northstar Government Securities Fund) ("Government Securities Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Government Securities Fund, Pilgrim GSIF will acquire all the assets of the Government Securities Fund subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Pilgrim GSIF (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 1999. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of Pilgrim GSIF and Government Securities Fund at June 30, 1999. The unaudited pro forma statement of operations reflects the results of operations of the Pilgrim GSIF and the Government Securities Fund for the year ended June 30, 1999. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Pilgrim GSIF and Government Securities Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Pilgrim GSIF for pre-combination periods will not be restated.

     The pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

Note 2 - Security Valuation:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange of NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

Note 3 - Capital Shares:

     The pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Government Securities Fund by Pilgrim GSIF as of June 30, 1999. The number of additional shares issued was calculated by dividing the net asset value of each Class of Government Securities Fund by the respective Class net asset value per share of Pilgrim GSIF.

Note 4 - Pro Forma Operation Expenses:

     The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 1999. Government Securities Fund expenses were adjusted assuming Pilgrim GSIF's fee structure was in effect for the year ended June 30, 1999.

Note 5 - Merger Costs:

     Merger costs are estimated at approximately $61,077 and are not included in the pro forma statement of operations since these costs are not reoccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

Note 6 - Federal Income Taxes:

     It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

   Pro Forma - Government Securities Income Fund & Government Securities Fund

PORTFOLIO OF INVESTMENTS
As of June 30, 1999

    PRINCIPAL AMOUNT/CONTRACTS                                                                            MARKET VALUE
 --------------------------------                                                               ----------------------------------
GOVERNMENT                                                                                    GOVERNMENT
SECURITIES  GOVERNMENT   PRO FORMA                                                            SECURITIES   GOVERNMENT    PRO FORMA
 INCOME     SECURITIES   COMBINED   SECURITY                             RATE     MATURITY      INCOME     SECURITIES     COMBINED
 ------     ----------   --------   --------                             ----     --------      ------     ----------     --------
                                    FEDERAL HOME LOAN
                                    MORTGAGE CORPORATION: 7.83%
             5,700,000   5,700,000  FHLMC                                6.50%     2024                   $ 5,680,050    $5,680,050
 3,205,000               3,205,000  FHLMC                                7.01%     2007        3,208,493                  3,208,493
   179,598                 179,598  FHLMC                                8.50%     2017          189,258                    189,258
   185,701                 185,701  FHLMC                                9.00%  2006 to 2021     193,386                    193,386
   629,888                 629,888  FHLMC                                9.50%  2005 to 2014     663,877                    663,877
    60,442                  60,442  FHLMC                                9.91%     2020           64,467                     64,467
   379,388                 379,388  FHLMC                               12.25%     2015          428,234                    428,234
                                                                                             --------------------------------------
                                                                                               4,747,715    5,680,050    10,427,765
                                                                                             --------------------------------------
                                    FEDERAL NATIONAL MORTGAGE
                                    ASSOCIATION: 34.86%
 1,000,000               1,000,000  FNMA                                 5.64%     2008          932,350                    932,350
 5,801,775  18,667,703  24,469,478  FNMA                                 6.50%  2018 to 2028   5,642,381   18,405,235    24,047,616
 2,470,073               2,470,073  FNMA                                 7.50%     2028        2,496,306                  2,496,306
   302,915                 302,915  FNMA                                 8.00%     2023          311,285                    311,285
   508,924   6,623,604   7,132,528  FNMA                                 8.50%  2009 to 2021     534,164    6,849,253     7,383,417
   110,663   4,375,094   4,485,757  FNMA                                 9.00%  2007 to 2017     117,129    4,524,109     4,641,238
   298,701                 298,701  FNMA                                 9.25%  2009 to 2016     316,073                    316,073
   100,937                 100,937  FNMA                                 9.75%     2008          108,201                    108,201
   844,745                 844,745  FNMA                                10.00%  2007 to 2020     903,195                    903,195
   956,757                 956,757  FNMA                                10.50%     2021        1,052,134                  1,052,134
   422,743                 422,743  FNMA                                11.00%     2017          459,789                    459,789
 1,459,134               1,459,134  FNMA                                11.25%     2016        1,626,085                  1,626,085
   609,683                 609,683  FNMA                                11.50%     2019          673,821                    673,821
    67,599                  67,599  FNMA                                12.00%     2007           73,574                     73,574
    90,528                  90,528  FNMA                                12.50%     2007           99,435                     99,435
   496,561                 496,561  FNMA                                13.00%     2012          563,441                    563,441
   627,664                 627,664  FNMA                                13.50%  2007 to 2017     723,784                    723,784
                                                                                             --------------------------------------
                                                                                              16,633,147   29,778,597    46,411,744
                                                                                             --------------------------------------
                                    GOVERNMENT NATIONAL
                                    MORTGAGE ASSOCIATION: 52.32%
 4,461,974               4,461,974  GNMA                                 6.50%     2026        4,325,497                  4,325,497
   937,628  45,763,693  46,701,321  GNMA                                 7.00%  2016 to 2028     929,539   45,194,030    46,123,569
   557,909  14,853,767  15,411,676  GNMA                                 7.50%  2023 to 2028     563,811   15,031,759    15,595,570
   848,483                 848,483  GNMA                                 8.00%  2023 to 2024     876,990                    876,990
   881,440                 881,440  GNMA                                 9.00%  2013 to 2022     938,661                    938,661
   355,498                 355,498  GNMA                                 9.25%  2016 to 2021     377,391                    377,391
   973,120                 973,120  GNMA                                 9.50%  2016 to 2019   1,041,119                  1,041,119
   262,692                 262,692  GNMA                                11.25%     2011          291,231                    291,231
    73,473                  73,473  GNMA                                13.00%     2014           83,896                     83,896
                                                                                             --------------------------------------
                                                                                               9,428,135   60,225,789    69,653,924
                                                                                             --------------------------------------
                                    U.S. TREASURY SECURITIES:  2.20%
 1,000,000               1,000,000  U.S. Treasury Bonds                 5.250%     2029          898,440                    898,440
 1,100,000               1,100,000  U.S. Treasury Bonds                 4.750%  2004 to 2008   1,036,453                  1,036,453
 1,000,000               1,000,000  U.S. Treasury Bonds                 4.875%     2001          989,840                    989,840
                                                                                             --------------------------------------
                                                                                               2,924,733                  2,924,733
                                                                                             --------------------------------------
                                      Total U.S. Government Securities                        33,733,730   95,684,436   129,418,166
                                                                                             --------------------------------------
                                    OPTIONS PURCHASED:  .54%
                   350         350  U.S. Treasury Bonds Futures, September 113.5 Call                           5,469         5,469
                   400         400  U.S. Treasury Bonds Futures, September 124 Call                            12,500        12,500
                   400         400  U.S. Treasury Bonds Futures, September 128 Call                             6,250         6,250
                   272         272  U.S. Treasury Bonds Futures, December 112 Put                             323,000       323,000
                   666         666  U.S. Treasury Bonds Futures, December 122 Call                            343,406       343,406
                   350         350  U.S. Treasury Notes 5 Year Futures,
                                    September 110.5 Call                                                       32,813        32,813
                                                                                             --------------------------------------
                                                                                                              723,438       723,438
                                                                                             --------------------------------------
                                    REPURCHASE AGREEMENTS: 2.80%
 1,581,000               1,581,000  State Street Bank & Trust Repurchase
                                    Agreement, 4.70% due 07/01/99                              1,581,000                  1,581,000
                                    (Collateralized by $1,570,000 U.S.
                                    Treasury Notes, 6.375%
                                    due 09/30/01, Market Value $1,614,510)
                                    State Street Bank & Trust Repurchase
                                    Agreement, 4.70% due 07/01/99
                                    (Collateralized by $2,190,000 U.S.
                                    Treasury Notes, 5.375%
             2,143,000   2,143,000  due 06/30/00, Market Value $2,188,631)                                  2,143,000     2,143,000
                                                                                             --------------------------------------
                                      Total Short-Term Investments                             1,581,000    2,143,000     3,724,000
                                                                                             --------------------------------------
                                    TOTAL INVESTMENTS IN SECURITIES - 100.55%
                                    (COST $134,505,538)                                       35,314,730   98,550,874   133,865,604
                                                                                             --------------------------------------
                                    OPTIONS WRITTEN: (.33%)
                  (700)       (700) U.S. Treasury Bonds Futures, September 112 Call                           (32,813)      (32,813)
                  (272)       (272) U.S. Treasury Bonds Futures, September 114 Put                           (204,000)     (204,000)
                  (666)       (666) U.S. Treasury Bonds Futures, September 120 Call                          (187,313)     (187,313)
                  (800)       (800) U.S. Treasury Bonds Futures, September 126 Call                           (12,500)      (12,500)
                                                                                             --------------------------------------
                                                                                                             (436,626)     (436,626)
                                                                                             --------------------------------------
                                    OTHER ASSETS AND LIABILITIES, NET - (0.22%)               (1,071,910)     774,432      (297,478)
                                                                                             --------------------------------------
                                       NET ASSETS - 100.00%                                  $34,242,820  $98,888,680  $133,131,500
                                                                                             ======================================

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Reference is made to Article VI of the Registrant's By-Laws.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, a suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)   (A)  Articles of Incorporation (a)
      (B)  Certificate of Amendment to Articles of Incorporation (a)
      (C)  Certificate of Determination (a)
      (D)  Certificate of Determination regarding Class C Shares (d)
(2)   Bylaws (a)
(3)   Not Applicable
(4)   Form of Agreement and Plan of Reorganization
(5)   See Exhibits 1 and 2
(6)   Form of Investment Management Agreement (e)
(7)   (A)  Form of Underwriting Agreement (e)
      (B)  Form of Selling Group Agreement (a)
(8)   Not Applicable
(9)   (A)  Form of Custody Agreement (a)
      (B)  Form of Recordkeeping Agreement (a)
(10)  (A)  Form of Service and Distribution Plan for Class A Shares (a)
      (B)  Form of Service and Distribution Plan for Class B Shares (c)
      (C)  Form of Service and Distribution Plan for Class M Shares (a)
      (D)  Form of Service and Distribution Plan for Class C Shares (c)
      (E)  Form of Service and Distribution Plan for Class T Shares(g)
      (F) Form of Amended and Restated Multiple Class Plan Adopted Pursuant to Rule 18f-3 (d)
      (G) Form of Amended and Restated Multiple Class Plan Adopted Pursuant to Rule 18f-3(g)
(11)  Form of Opinion and Consent of Counsel
(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences
(13)  Form of Shareholder Servicing Agreement (d)
(14)  Consents of Independent Auditors
(15)  Not Applicable
(16)  Powers of Attorney
(17)  Not Applicable

----------
(a) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A as filed on October 30, 1997.
(b) Previously filed as an exhibit to Registrant's Registration Statement on Form N-1A.
(c) Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A as filed on March 25, 1999.
(d) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A as filed on May 24, 1999.
(e) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A as filed on September 2, 1999.
(f) Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A as filed on October 29, 1999.
(g) Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A as filed on November 5, 1999.

ITEM 17. UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and State of Arizona on the 21st day of December, 1999.


                                        PILGRIM GOVERNMENT SECURITIES

                                        INCOME FUND, INC.


                                        By:
                                            ------------------------------------
                                            John G. Turner*
                                            Chairman

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signature                      Title                         Date
        ---------                      -----                         ----

                                Trustee and President          December 21, 1999
----------------------------    (Chief Executive Officer)
Robert W. Stallings*


----------------------------    Trustee                        December 21, 1999
Mary A. Baldwin *


----------------------------    Trustee                        December 21, 1999
Al Burton *


----------------------------    Trustee                        December 21, 1999
Paul S. Doherty *


----------------------------    Trustee                        December 21, 1999
Robert B. Goode, Jr. *


----------------------------    Trustee                        December 21, 1999
Alan L. Gosule *

----------------------------    Trustee                        December 21, 1999
Mark L. Lipson *


----------------------------    Trustee                        December 21, 1999
Walter H. May *


----------------------------    Trustee                        December 21, 1999
Jock Patton *


----------------------------    Trustee                        December 21, 1999
David W.C. Putnam *


----------------------------    Trustee                        December 21, 1999
John R. Smith *


----------------------------    Trustee                        December 21, 1999
John G. Turner *


----------------------------    Trustee                        December 21, 1999
David W. Wallace *


----------------------------    Principal Financial            December 21, 1999
Michael J. Roland *             Officer


*    By: /s/ James M. Hennessy
         -----------------------------
         James M. Hennessy
         Attorney-in-Fact**

**   Executed pursuant to powers of attorney filed herewith.

                                 EXHIBIT INDEX

(4)    Form of Agreement and Plan of Reorganization
(11)   Form of Opinion and Consent of Counsel
(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences
(14)   Consents of Independent Auditors
(16)   Powers of Attorney